Exhibit 10.1

                          SALE AND SERVICING AGREEMENT


                         Dated as of _____________, 199_


                                      Among


                        FIRST ALLIANCE MORTGAGE COMPANY,
                                    as Seller


                        FIRST ALLIANCE MORTGAGE COMPANY,
                                   as Servicer


                                       and


                            ------------------------,
                              as Indenture Trustee


                          Dated as of ___________, 199_


                 FIRST ALLIANCE MORTGAGE LOAN OWNER TRUST 199_-_

                 MORTGAGE LOAN ASSET BACKED NOTES, SERIES 199_-_

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                                TABLE OF CONTENTS


ARTICLE I

         DEFINITIONS; RULES OF CONSTRUCTION...................................1
         1.1.     Definitions.................................................1
         1.2.     Use of Words and Phrases...................................16
         1.3.     Captions; Table of Contents................................16

ARTICLE II


         REPRESENTATIONS, WARRANTIES AND COVENANTS
         OF THE SELLER AND THE SERVICER;
         COVENANT OF SELLER TO CONVEY MORTGAGE LOANS.........................17
         2.1.     Representations and Warranties of the Seller...............17
         2.2.     Representations and Warranties of the Servicer.............19
         2.3.     Representations and Warranties of the Seller with
                  Respect to the Mortgage Loans..............................21
         2.4.     Covenants of the Seller to Take Certain Actions
                  with Respect to the Mortgage Loans In Certain Situations...23
         2.5.     Conveyance of the Mortgage Loans...........................24
         2.6.     Acceptance by Indenture Trustee; Certain Substitutions
                  of Mortgage Loans; Certification by Indenture Trustee......28
         2.7.     Cooperation Procedures.....................................29
         2.8.     Books and Records..........................................29

ARTICLE III

         ACCOUNTS, DISBURSEMENTS AND RELEASES................................29
         3.1.     Reserved...................................................29
         3.2.     Establishment of Accounts..................................29
         3.3.     The Note Insurance Policy..................................29
         3.4.     Reserved...................................................30
         3.5.     Flow of Funds..............................................30
         3.6.     Investment of Accounts.....................................32
         3.7.     Eligible Investments.......................................33
         3.8.     Reports by Indenture Trustee...............................34
         3.9.     Additional Reports by Indenture Trustee....................36

ARTICLE IV

         SERVICING AND ADMINISTRATION OF MORTGAGE LOANS......................36
         4.1.     Servicer and Sub-Servicers.................................36
         4.2.     Collection of Certain Mortgage Loan Payments...............37
         4.3.     Sub-Servicing Agreements Between Servicer and
                  Sub-Servicers..............................................37
         4.4.     Successor Sub-Servicers....................................38
         4.5.     Liability of Servicer......................................38
         4.6.     No Contractual Relationship Between Sub-Servicer
                  and Indenture Trustee or the Owners........................38
         4.7.     Assumption or Termination of Sub-Servicing Agreement
                  by Indenture Trustee.......................................38
         4.8.     Principal and Interest Account.............................38
         4.9.     Delinquency Advances, Compensating Interest and
                  Servicing Advances.........................................40
         4.10.    Purchase of Mortgage Loans.................................40
         4.11.    Maintenance of Insurance...................................41
         4.12.    Due-on-Sale Clauses; Assumption and Substitution
                  Agreements.................................................41
         4.13.    Realization Upon Defaulted Mortgage Loans..................42

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         4.14.    Indenture Trustee to Cooperate; Release of Files...........43
         4.15.    Servicing Compensation.....................................44
         4.16.    Annual Statement as to Compliance..........................44
         4.17.    Annual Independent Certified Public Accountants'
                  Reports....................................................44
         4.18.    Access to Certain Documentation and Information
                  Regarding the Mortgage Loans...............................44
         4.19.    Assignment of Agreement....................................45
         4.20.    Events of Servicing Termination............................45
         4.21.    Resignation of Servicer and Appointment of Successor.......47
         4.22.    Waiver of Past Events of Servicing Termination.............50
         4.23.    Inspections by Note Insurer; Errors and Omissions
                  Insurance..................................................50
         4.24.    Merger, Conversion, Consolidation or Succession to
                  Business of Servicer.......................................50
         4.25.    Notices of Material Events.................................50
         4.26.    Monthly Servicing Report and Servicing Certificate.........51
         4.27.    Indemnification by the Seller..............................53
         4.28.    Indemnification by the Servicer............................53

ARTICLE V

         TERMINATION.........................................................53
         5.1.     Termination................................................53
         5.2.     Termination Upon Option of Servicer........................54
         5.3.     Disposition of Proceeds....................................54
         5.4.     Netting of Amounts.........................................54

ARTICLE VI

         MISCELLANEOUS.......................................................54
         6.1      Acts of Owners.............................................54
         6.2      Recordation of Agreement.  ................................54
         6.3      Duration of Agreement.  ...................................55
         6.4      Successors and Assigns.....................................55
         6.5      Severability.  ............................................55
         6.6.     Benefits of Agreement......................................55
         6.7.     Legal Holidays.............................................55
         6.8.     Governing Law..............................................55
         6.9.     Counterparts...............................................55
         6.10.    Amendment..................................................55
         6.11.    Specification of Certain Tax Matters.  ....................56
         6.12.    The Note Insurer...........................................56
         6.13.    Third Party Rights.........................................56
         6.14.    Usury......................................................56
         6.15.    No Petition................................................57
         6.16.    Notices....................................................57

EXHIBIT A              --    Mortgage Loan Schedule
EXHIBIT B              --    Form of Certificate Re: Mortgage Loans Prepaid
                             in full After the Cut-Off Date
EXHIBIT C              --    Form of Initial Certification
EXHIBIT D              --    Form of Final Certification
EXHIBIT E              --    Form of Monthly Report
EXHIBIT F              --    Form of Request for Release


                                       ii

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                  SALE AND SERVICING AGREEMENT, dated as of _________ _, 199_, by and among FIRST ALLIANCE MORTGAGE LOAN OWNER TRUST 199_-_, a Delaware business trust (the "Issuer" or the "Trust"), FIRST ALLIANCE MORTGAGE COMPANY, a California corporation in its capacity as the Seller and the Servicer (respectively, the "Seller" and the "Servicer"), and ________________________, a ________ banking corporation, in its capacity as Indenture Trustee (the "Indenture Trustee").

                  WHEREAS, the Issuer desires to purchase a pool of Mortgage Loans which were originated or purchased by the Seller in the ordinary course of its business;

                  WHEREAS, the Servicer has agreed to service the Mortgage Loans, in accordance with the terms of this Agreement;

                  WHEREAS, all things necessary to make this Agreement a valid agreement, in accordance with their and its terms, have been done;

                  WHEREAS, ________________________ is willing to serve in the capacity of Indenture Trustee hereunder; and

                  WHEREAS, __________________________ (the "Note Insurer") is
intended to be a third party beneficiary of this Agreement and is hereby recognized by the parties hereto to be a third-party beneficiary of this Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Seller, the Servicer and the Indenture Trustee hereby agree as follows:


                                    ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION

                  Section 1.1. Definitions. For all purposes of this Agreement, the following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

                  "Account": Any account established in accordance with Section 3.2, 3.10(a) or 4.8 hereof.

                  "Agreement": This Sale and Servicing Agreement, as it may be amended from time to time, and including the Exhibits hereto.

                  "Amortized Subordinated Amount Requirement": As of any date of determination, the product of (x) ____% and (y) the Original Aggregate Loan Balance.

                  "Appraised Value": The appraised value of any Property based upon the appraisal or other valuation made at the time of the origination of the related Mortgage Loan, or, in the case of a Mortgage Loan which is a purchase money mortgage, the sales price of the Property at such time of origination, if such sales price is less than such appraised value.

                  "Authorized Officer": With respect to any Person, any person who is authorized to act for such Person in matters relating to this Agreement, and whose action is binding upon such Person and, with respect to the Seller and the Servicer, initially including those individuals whose names appear on the lists

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of Authorized Officers delivered on the Closing Date, and with respect to the
Indenture Trustee, any Vice President, Assistant Vice President, Assistant Treasurer or Assistant Secretary of the Indenture Trustee.

                  "Available Funds":  As defined in Section 3.3(a) hereof.

                  "Available Funds Cap": As of any Payment Date, the weighted average of the Coupon Rates on the Mortgage Loans less the sum of (a) the rates of which (i) the Servicing Fee, (ii) the Indenture Trustee Fee, (iii) beginning on the [third] Payment Date, the Premium Amount are determined and (b) beginning on the [seventh] Payment Date, _______% per annum expressed as a percentage of the Mortgage Loans.

                  "Available Funds Cap Carry-Forward Amortization Amount": As of any Payment Date, any amount distributed from the Available Funds Cap Carry-Forward Amount Account on such Payment Date pursuant to Section 3.5(c) hereof.

                  "Available Funds Cap Carry-Forward Amount": As of any Payment Date, the excess, if any, of (x) the sum of (i) the excess, if any, equal to (a) the aggregate amount of interest due on the Notes on all prior Payment Dates, calculated at the Formula Rate applicable to each such Payment Date over (b) the aggregate amount of interest due on the Notes on all prior Payment Dates, calculated at the Note Rate applicable to each such Payment Date, (ii) the amount, if any, described in clause (iii) hereof as of the immediately preceding Payment Date and (iii) the product of (a) one-twelfth of the Formula Rate on such Payment Date and (b) the sum of the amounts described in clauses (i) and
(ii) preceding over (y) all Available Funds Cap Carry-Forward Amortization Amounts actually funded on all prior Payment Dates.

                  "Available Funds Cap Carry-Forward Amount Account": The Available Funds Cap Carry- Forward Amount Account established in accordance with
Section 3.2 hereof and maintained by the Indenture Trustee. "Available Funds Shortfall": As defined in Section 3.5(b)(ii)(A).

                  "Balloon Loan": Any Mortgage Loan which has an amortization schedule which extends beyond its maturity date, resulting in an unamortized principal balance due in a single payment at maturity.

                  "Business Day": Any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the States of New York and California or in the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

                  "Carry-Forward Amount": With respect to any Payment Date, the sum of (i) the amount, if any, by which (x) the Monthly Distribution Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution made to the Owners of the Notes on such immediately preceding Payment Date and (ii) 30 days' interest on the interest portion of such amount at the Note Pass- Through Rate.

                  "Certificate": Any one of the Certificates issued pursuant to the Trust Agreement.

                  "Certificate Distribution Account": The Certificate Distribution Account established in accordance with the Trust Agreement.

                  "Closing Date":   _________________ ____, 199__.

                  "Code": The Internal Revenue Code of 1986, as amended and any successor statute.


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                  "Combined Loan-to-Value Ratio": With respect to any First
Mortgage Loan, the percentage equal to the Original Principal Amount of the related Mortgage Note divided by the Appraised Value of the related Property and with respect to any Second Mortgage Loan the percentage equal to (a) the sum of
(i) the remaining principal balance, as of origination of the Second Mortgage Loan of the Senior Lien Mortgage Note(s) relating to such Second Mortgage Loan and (ii) the Original Principal Amount of the Mortgage Note relating to such Second Mortgage Loan divided by (b) the Appraised Value of the related Property.

                  "Compensating Interest":  As defined in Section 4.9(b) hereof.

                  "Corporate Trust Office": The principal office of the Indenture Trustee at _______________________________________________, attention:
First Alliance Mortgage Loan Owner Trust 199_-_ or any other office of the Indenture Trustee designated as such hereunder.

                  "Coupon Rate": The rate of interest borne by each Mortgage
Note.

                  "Current Interest": With respect to interest accruing after the Cut-Off Date and as of any Payment Date, the aggregate amount of interest accrued on the Note Principal Balance immediately prior to such Payment Date during the related Interest Accrual Period at the Note Rate.

                  "Curtailment": With respect to a Mortgage Loan, any payment of principal received during a Remittance Period as part of a payment that is in excess of the amount of the monthly payment due for such Remittance Period and which is not a Paid-in-Full Mortgage Loan, nor is intended to cure a delinquency.

                  ["Custodial Agreement": The Custodial Agreement dated as of __________ _, 199_ among the Custodian, the Indenture Trustee, the Seller and the Servicer.]

                  ["Custodian" ________________, a ________________
corporation.]

                  "Cut-Off Date":  _________ _, 199_.

                  "Delinquency Advance":  As defined in Section 4.9(a) hereof.

                  "Delinquent": A Mortgage Loan is "Delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the second day of the month immediately succeeding the month in which such payment was due. Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

                  "Depository": The Depository Trust Company, 7 Hanover Square, New York, New York 10004 and any successor Depository hereafter named.

                  "Designated Depository Institution": With respect to the Principal and Interest Account or the Note Account, an institution whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the long-term deposits of which shall be rated (x) A or better by Standard & Poor's and (y) A2 or better by Moody's and in one of the highest short-term rating categories, unless otherwise approved in writing by the Note Insurer and each of Moody's and Standard & Poor's, and which is any of the following: (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws,
(iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the Note Insurer, Moody's and Standard & Poor's

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and, in each case acting or designated by the Servicer as the depository institution for the Principal and Interest Account; provided, however, that any such institution or association shall have combined capital, surplus and undivided profits of at least $100,000,000. Notwithstanding the foregoing, the Principal and Interest Account or the Note Account may be held by (a) the Indenture Trustee or (b) an institution otherwise meeting the preceding requirements except that the only applicable rating requirement shall be that the unsecured and uncollateralized debt obligations thereof shall be rated Baa3 or better by Moody's if such institution has trust powers and the Principal and Interest Account is held by such institution in its trust capacity and not in its commercial capacity.

                  "Determination Date": The 12th day of each month, or if such day is not a Business Day, the next succeeding Business Day.

                  "Due Date": The first day of the month of the related Payment Date.

                  "Due Period": With respect to any Payment Date, the period commencing on the second day of the month preceding the month of such Payment Date (or, with respect to the first Due Period, the day following the Cut-Off
Date) and ending on the related Due Date.

                  "Eligible Investments": Those investments so designated pursuant to Section 3.7 hereof.

                  "Event of Default": Any event described in clauses (a) or (b) of Section 4.20 hereof.

                  "Event of Servicing Termination": Any event as described in
Section 4.20 hereof.

                  "Excess Subordinated Amount": With respect to any Payment Date, the excess, if any, of (x) the Subordinated Amount that would apply on such Payment Date after taking into account the payment of the Monthly Distribution Amount on such Payment Date (except for any distributions of Subordination Reduction Amount on such Payment Date) over (y) the related Specified Subordinated Amount for such Payment Date.

                  "Fannie Mae": The Federal National Mortgage Association, a federally-chartered and privately-owned corporation existing under the Federal National Mortgage Association Charter Act, as amended, or any successor thereof.

                  "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

                  "FHLMC": The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended, or any successor thereof.

                  "File": The documents delivered to the Custodian on behalf of the Indenture Trustee pursuant to Section 2.5 hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the mortgage file pursuant to this Agreement.

                  "Final Certification": The final certification in the form set forth as Exhibit D hereto and delivered by the Indenture Trustee to the Seller within 90 days after the Closing Date pursuant to Section 2.6 hereof.

                  "Final Payment Date":   ____________ _, 20__.


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                  "First Mortgage Loan": A Mortgage Loan which constitutes a first priority mortgage lien with respect to any Property.

                  "Formula Rate": The rate determined by clause (x) of the definition of "Note Rate."

                  "Highest Lawful Rate":  As defined in Section 6.14.

                  "Indemnification Agreement": The Indemnification Agreement dated as of _________ _, 199_, among the Note Insurer, the Seller and the Underwriters.

                  "Indenture": The Indenture, dated ____________ __, 199_, between the Issuer and the Indenture Trustee.

                  "Indenture Trustee": ____________________ located on the date of execution of this Agreement at _______________________________________________, not in its individual capacity but solely as Indenture Trustee under this Agreement, and any successor hereunder.

                  "Indenture Trustee Fee": The amount payable monthly to the Indenture Trustee on each Payment Date, in an amount equal to the product of (x) one-twelfth of ____% and (y) the Note Principal Balance as of the opening of business on the first day of the preceding Remittance Period.

                  "Initial Certification": The initial certification in the form set forth as Exhibit C hereto and delivered by the Indenture Trustee to the Seller on the Closing Date pursuant to Section 2.6 hereof.

                  "Initial Premium": The initial premium (covering three months) payable by the Seller on behalf of the Trust to the Note Insurer in consideration of the delivery to the Indenture Trustee of the Note Insurance Policy.

                  "Initial Specified Subordinated Amount":  $________.

                  "Insurance Agreement": The Insurance Agreement dated as of _________ _, 199_, among the Seller, the Servicer, the Indenture Trustee and the
Note Insurer, as it may be amended from time to time.

                  "Insurance Policy": Any hazard, flood, title or primary mortgage insurance policy relating to a Mortgage Loan.

                  "Insured Payment":  As defined in the Note Insurance Policy.

                  "Interest Accrual Period": [With respect to the Notes and any Payment Date, the calendar month immediately preceding such Payment Date. A "Calendar Month" shall be deemed to be 30 days. ] With respect to the Notes and any Payment Date, the period commencing on the immediately preceding Payment Date (or in the case of the first Payment Date, the Closing Date) and ending on the day immediately preceding the current Payment Date. [All calculations of interest on the Notes will be made on the basis of a 360-day year assumed to consist of twelve 30-day months.] All calculations of interest on the Notes will be made on the basis of the actual number of days elapsed in the related Interest Accrual Period and in a year of 360 days.

                  "Interest Determination Date": With respect to any Interest Accrual Period, the second London Business Day preceding such Interest Accrual Period.


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                  "Interest Remittance Amount": As of any Remittance Date, the
sum, without duplication, of (i) all scheduled interest collected by the Servicer during the related Due Period, with respect to the Mortgage Loans, (ii) all Delinquency Advances relating to interest made by the Servicer on such Remittance Date and (iii) all Compensating Interest paid by the Servicer on such Remittance Date.

                  "Issuer or "Trust": First Alliance Mortgage Loan Owner Trust 199_-_, a Delaware business trust.

                  "Late Payment Rate": For any Payment Date, the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 3%. The Late Payment Rate shall be computed on the basis of a year of 365 days calculating the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under any applicable law limiting interest rates.

                  "LIBOR": With respect to any Interest Accrual Period, the rate determined by the Indenture Trustee on the related Interest Determination Date on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as such rates appear on Telerate Page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date. On each Interest Determination Date, LIBOR for the related Interest Accrual Period will be established by the Indenture Trustee as follows:

         (i) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.0625%).

         (ii) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, LIBOR for the related Interest Accrual Period shall be the higher of (i) LIBOR as determined on the previous Interest Determination Date and (ii) the Reserve Interest Rate.

                  "Liquidated Loan": As defined in Section 4.13(b) hereof. A Mortgage Loan which is purchased from the Trust pursuant to Section 2.4, 4.6 or
4.10 hereof is not a "Liquidated Loan".

                  "Liquidation Expenses": Expenses which are incurred by the Servicer in connection with the liquidation of any defaulted Mortgage Loan, such expenses, including, without limitation, legal fees and expenses, and any unreimbursed Servicing Advances expended by the Servicer pursuant to Sections 4.9(c) and 4.13 with respect to the related Mortgage Loan.

                  "Liquidation Proceeds": With respect to any Liquidated Loan, any amounts (including the proceeds of any Insurance Policy) recovered by the Servicer in connection with such Liquidated Loan, whether through Indenture Trustee's sale, foreclosure sale or otherwise.

                  "Loan Balance": With respect to each Mortgage Loan, the principal balance thereof on the Cut-Off Date, less any Principal Remittance Amounts relating to such Mortgage Loan included in previous related Monthly Remittance Amounts that were received by the Servicer or any Sub-Servicer whether or not delivered to the Indenture Trustee, however, that the Loan Balance for any Mortgage Loan which has become a Liquidated Loan shall be zero as of the first day of the Remittance Period following the Remittance Period in which such Mortgage Loan becomes a Liquidated Loan, and at all times thereafter.


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                  "Loan Purchase Price": With respect to any Mortgage Loan
purchased from the Trust on a Remittance Date pursuant to Section 2.4, 2.6 or
4.10 hereof, an amount equal to the Loan Balance of such Mortgage Loan as of the date of purchase, plus one month's interest on the outstanding Loan Balance thereof as of the beginning of the preceding Remittance Period computed at the Coupon Rate less the Servicing Fee (expressed as an annual percentage rate), if any, together with, without duplication, the aggregate amount of (i) all delinquent interest, all Delinquency Advances and Servicing Advances theretofore made with respect to such Mortgage Loan and not subsequently recovered from the related Mortgage Loan and (ii) all Delinquency Advances which the Servicer or any Sub-Servicer has theretofore failed to remit with respect to such Mortgage Loan.

                  "London Business Day": A day on which banks are open for dealing in foreign currency and exchange in London and New York City.

                  "Monthly Distribution Amount": The sum of (x) the Principal Distribution Amount payable to the Owners of the Notes pursuant to Section 3.5(b)(iv)(C) and (y) the Current Interest.

                  "Monthly Exception Report": The monthly report delivered by the Servicer to the Indenture Trustee on each Determination Date, commencing with the Determination Date in _______ 199_, pursuant to Section 4.8(d)(ii). Each Monthly Exception Report shall cover the immediately preceding Remittance Period and shall consist of (i) an activity report of the Mortgage Loans setting forth the Loan Balance of Mortgage Loans as of the first day of the related Remittance Period, scheduled payments due, Prepayments, Liquidated Loan balances, and the resulting Loan Balance of the Mortgage Loans as of the last day of the related Remittance Period and (ii) separate reports of (a) payoffs, Curtailments, foreclosures and bankruptcies such reports to provide the payment details for each Mortgage Loan covering the immediately preceding Remittance Period and any Prepayments not previously reported from a prior Remittance Period, and (b) Prepayments and delinquencies, such reports to reflect the current status of each Mortgage Loan with payment details as of the last day of the related Remittance Period.

                  "Monthly Remittance Amount": As of any Remittance Date, the sum of (i) the Interest Remittance Amount for such Remittance Date and (ii) the Principal Remittance Amount for such Remittance Date.

                  "Monthly Servicing Report":  As defined in Section 4.26.

                  "Moody's":  Moody's Investors Service, Inc.

                  "Mortgage": The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Mortgage Note.

                  "Mortgage Loans": Such of the mortgage loans transferred and assigned to the Trust pursuant to Section 2.5(a) hereof, together with any Qualified Replacement Mortgages substituted therefor in accordance with this Agreement, as from time to time are held as a part of the Trust Estate, the Mortgage Loans originally so held being identified in the Schedule of Mortgage Loans. The term "Mortgage Loan" includes the terms "First Mortgage Loan" and "Second Mortgage Loan." The term "Mortgage Loan" includes any Mortgage Loan which is Delinquent, which relates to a foreclosure or which relates to a Property which is REO Property prior to such Property's disposition by the Trust. Any mortgage loan which, although intended by the parties hereto to have been, and which purportedly was, transferred and assigned to the Trust by the Seller, in fact was not transferred and assigned to the Trust for any reason whatsoever shall nevertheless be considered a "Mortgage Loan" for all purposes of this Agreement.


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                  "Mortgage Note": The Mortgage Note or other evidence of
indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

                  "Mortgagor":  The obligor on a Mortgage Note.

                  "Net Liquidation Proceeds": As to any Liquidated Loan, Liquidation Proceeds net of, without duplication, Liquidation Expenses and unreimbursed Servicing Advances, unreimbursed Delinquency Advances and accrued and unpaid Servicing Fees through the date of liquidation relating to such Liquidated Loan. In no event shall Net Liquidation Proceeds with respect to any Liquidated Loan be less than zero.

                  "Net Monthly Excess Cashflow": As defined in Section 3.5(b)(iii) hereof.

                  "Note ": Any one of the Notes substantially in the form attached to the Indenture as Exhibit A.

                  "Note Account": The Note Account established in accordance with Section 3.2(a) hereof and maintained by the Indenture Trustee; provided that the funds in such account shall not be commingled with any other funds held by the Indenture Trustee.

                  "Note Insurance Policy": The certificate guaranty insurance policy (number _____) dated _________ __, 199_ issued by the Note Insurer to the Indenture Trustee for the benefit of the Owners of the Notes.

                  "Note Insurer": ___________________ or any successor thereto, as issuer of the Note Insurance Policy.

                  "Note Insurer Default": The existence and continuance of any of the following:

                  (a) the Note Insurer fails to make a payment required under the Note Insurance Policy in accordance with its terms; or

                  (b)(i) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Note Insurer in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, rehabilitation, reorganization or other similar law or (B) a decree or order adjudging the Note Insurer as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, rehabilitation, arrangement, adjustment or composition of or in respect of the
Note Insurer under any applicable United States, federal or state law, or appointing a custodian, receiver, liquidator, rehabilitator, assignee, trustee, sequestrator or other similar official of any substantial part of the Note Insurer's property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (ii) the commencement by the Note Insurer of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent of the
Note Insurer to the entry of a decree or order for relief in respect of the Note Insurer in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency case or proceeding against the Note Insurer, or the filing by the Note Insurer to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the

Note Insurer of any substantial part of its property, or the failure of the Note Insurer to pay debts generally as they become due, or the admission by the Note Insurer in writing of its inability to pay its debts generally as they become due.

                  "Note Principal Balance": As of any time of determination, the Original Note Principal Balance of the Notes less any amounts actually distributed on account of the Principal Distribution Amount pursuant to Section 3.5(b)(iv)(C) hereof with respect to principal thereon on all prior Payment Dates.

                  "Note Rate": For the initial Payment Date, _______%. As of any Payment Date thereafter, the lesser of (x) LIBOR plus, in the case of any Payment Date on or prior to the Redemption Date, ____% per annum, or in the case of any Payment Date thereafter, ____% per annum and (y) the Available Funds Cap for such Payment Date.

                  "Officer's Certificate": A certificate signed by any Authorized Officer of any Person delivering such certificate and delivered to the Indenture Trustee.

                  "Operative Documents": Collectively, this Agreement, the Note Insurance Policy, the Notes, the Insurance Agreement, the Underwriting Agreement, the Trust Agreement, the Indenture, any Sub- Servicing Agreement, the Registration Statement and the Indemnification Agreement.

                  "Original Aggregate Loan Balance": The aggregate Loan Balances of all Mortgage Loans as of the Cut-Off Date, i.e., $_____________.

                  "Original Note Principal Balance":  $_____________.

                  "Original Principal Amount": With respect to each Mortgage Note, the principal amount of such Mortgage Note on the date of origination thereof.

                  "Originator": The Seller and any entity from which the Seller acquires Mortgage Loans.

                  "Owner": The Person in whose name a Note is registered in the Register, to the extent described in the Indenture.

                  "Paid-in-Full Mortgage Loan": With respect to any Payment Date, a Mortgage Loan on which the entire obligation of the related Mortgagor has been satisfied and the lien on the property may be removed during the related Remittance Period.

                  "Payment Date": Any date on which the Indenture Trustee is required to make distributions to the Owners, which shall be the 20th day of each month, or if such day is not a Business Day, the next succeeding Business Day, commencing in the month following the Closing Date.

                  "Percentage Interest": As to the Notes, that percentage, expressed as a fraction, the numerator of which is the Note Principal Balance set forth on such Note as of the Cut-Off Date and the denominator of which is the Original Note Principal Balance of all Notes as of the Cut-Off Date. With respect to the Certificates, the portion evidenced thereby, expressed as a percentage, as stated on the face of such Certificate, all of which shall total 100% with respect to the Certificates.

                  "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Pool Cumulative Expected Losses": With respect to any period, the sum of (i) all Realized Losses with respect to the Mortgage Loans experienced during such period and (ii) the product of (A) _____ and (B) with respect to any date of determination, the sum of (x) [25%] of the Loan Balances of all Mortgage Loans which are greater than 30 days Delinquent and less than 60 days Delinquent, (y) [50%] of the Loan Balances of all Mortgage Loans which are greater than 60 days Delinquent and less than 90 days Delinquent, and (z) [100%] of the Loan Balances of all Mortgage Loans which are greater than 90 days Delinquent (including REO Properties).

                  "Pool Cumulative Realized Losses": With respect to any period, the sum of all Realized Losses experienced since the Closing Date with respect to the Mortgage Loans.

                  "Pool Delinquency Rate": With respect to any Remittance Period, the fraction, expressed as a percentage, equal to (x) the aggregate principal balances of all Mortgage Loans 90 or more days Delinquent (including foreclosures and REO Properties) as of the close of business on the last day of such Remittance Period over (y) the Pool Principal Balance as of the close of business on the last day of such Remittance Period.

                  "Pool Principal Balance": The principal balances of the Mortgage Loans.

                  "Pool Rolling Three Month Delinquency Rate": As of any Payment Date, the fraction, expressed as a percentage, equal to the average of the Pool Delinquency Rates for each of the three (or one and two, in the case of the first and second Payment Dates) immediately preceding Remittance Periods.

                  "Preference Amount":  As defined in the Note Insurance Policy.

                  "Premium Amount": As to any Payment Date beginning with the [third] Payment Date, the product of one-twelfth of (x) the Premium Percentage and (y) the Note Principal Balance on such Payment Date (before taking into account any distributions of principal to be made to the Owners of the Notes on such Payment Date).

                  "Premium Percentage":  As defined in the Insurance Agreement.

                  "Prepaid Installment": With respect to any Mortgage Loan, any installment of principal thereof and interest thereon received by the Servicer prior to the scheduled due date for such installment, intended by the Mortgagor as an early payment thereof and not as a Prepayment with respect to such Mortgage Loan.

                  "Prepayment":  A Curtailment or a Paid-in-Full Mortgage Loan.

                  "Preservation Expenses": Expenditures made by the Servicer in connection with a foreclosed Mortgage Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, property restoration or preservation.

                  "Principal and Interest Account": Collectively, each principal and interest account created by the Servicer pursuant to Section 4.8(a) hereof, or pursuant to any Sub-Servicing Agreement.

                  "Principal Distribution Amount": With respect to the Notes on the first Payment Date, the Initial Specified Subordinated Amount, if any and for the first Payment Date and for any Payment Date thereafter, the lesser of:

         (x) the Total Available Funds plus any Insured Payment minus the Current Interest for such Payment Date; and

         (y)      the excess, if any, of (i) the sum, without duplication of:

                           (a)      the Carry-Forward Amount,

                           (b) the principal portion of all scheduled monthly payments on the Mortgage Loans due on or prior to the related Due Date during the related Due Period, to the extent actually received by the Indenture Trustee on or prior to the related Remittance Date or to the extent advanced by the Servicer on or prior to the related Remittance Date and any Prepayments made by the respective Mortgagors during the related Remittance Period,

                           (c) the Loan Balance of each Mortgage Loan that either was repurchased by the Seller or an Originator or purchased by the Servicer on the related Remittance Date, to the extent such Loan Balance is actually received by the Indenture Trustee on or prior to the related Remittance Date,

                           (d) any Substitution Amounts delivered by the Seller or an Originator on the related Remittance Date in connection with a substitution of a Mortgage Loan (to the extent such Substitution Amounts relate to principal), to the extent such Substitution Amounts are actually received by the Indenture Trustee on or prior to the related Remittance Date,

                           (e) all Net Liquidation Proceeds actually collected by the Servicer with respect to the Mortgage Loans during the related Remittance Period (to the extent such Net Liquidation Proceeds relate to principal) to the extent actually received by the Indenture Trustee on or prior to the related Remittance Date,

                           (f) the amount of any Subordination Deficit for such Payment Date,

                           (g) the proceeds received by the Indenture Trustee of any termination as set forth in
                                    Article V hereof (to the extent such
                                    proceeds related to principal), and

                           (i) the amount of any Subordination Increase Amount for such Payment Date, to the extent of any Net Monthly Excess Cashflow available for such purpose;
                  over

                  (ii) the amount of any Subordination Reduction Amount for such Payment Date.

                  "Principal Remittance Amount": As of any Remittance Date, the sum, without duplication, of (i) the scheduled principal actually collected by the Servicer with respect to Mortgage Loans during the related Due Period, (ii) Prepayments collected in the related Remittance Period, (iii) the Loan Balance of each such Mortgage Loan that either was repurchased by an Originator or by the Seller or purchased by the Servicer on such Remittance Date, to the extent such Loan Balance was actually deposited in the Principal and Interest Account,
(iv) any Substitution Amounts delivered by the Seller in connection with a substitution of a Mortgage Loan, to the extent such Substitution Amounts were actually deposited in the Principal and Interest Account on such Remittance Date, (v) all Net Liquidation Proceeds actually collected by the Servicer with respect to such Mortgage Loans during the related Due Period (to the extent such Liquidation Proceeds related to principal), (vi) all Delinquency Advances relating to principal made by the Servicer on such Remittance Date and (vii) the amount of any investment losses required to be deposited by the Seller or the Servicer pursuant to Sections 3.6(e) or 4.8(b).

                  "Projected Net Monthly Excess Cashflow": As of any date of calculation, Net Monthly Excess Cashflow (other than any Subordination Reduction Amount included therein), as calculated pursuant to Section 3.5(b)(iii) hereof on the Payment Date immediately preceding such date of calculation.

                  "Property":  The underlying property securing a Mortgage Loan.

                  "Prospectus": The Seller's Prospectus dated _________ __,
199_.

                  "Prospectus Supplement": The First Alliance Mortgage Loan Trust Owner 199_-_ Prospectus Supplement dated _________ _, 199_ to the Prospectus.

                  "Qualified Replacement Mortgage": A Mortgage Loan substituted for another pursuant to Section 2.4 or 2.6 hereof, which (i) bears a [fixed] [variable] rate of interest, (ii) has a Coupon Rate at least equal to the Coupon Rate of the Mortgage Loan being replaced (which shall mean a Mortgage Loan having the same interest rate index, a margin over such index and a maximum interest rate at least equal to those applicable to the Mortgage Loan being replaced), (iii) is of the same or better property type and the same or better occupancy status as the replaced Mortgage Loan, (iv) shall be of the same or better credit quality classification (determined in accordance with the Originators' credit underwriting guidelines) as the Mortgage Loan being replaced, (v) shall mature no later than ______ __, 20__, (vi) has a Combined Loan-to- Value Ratio as of the Cut-Off Date, no higher than the Combined Loan-to-Value Ratio of the replaced Mortgage Loan at such time, (vii) has a Loan Balance as of the related Replacement Cut-Off Date equal to or less than the Loan Balance of the replaced Mortgage Loan as of such Replacement Cut-Off Date,
(viii) is of the same lien status or better lien status (ix) is not Delinquent,
(x) meets the representations and warranties set out in Section 2.3 hereof and
(xi) is a valid [fixed] [variable] rate Mortgage Loan. In the event that one or more mortgage loans are proposed to be substituted for one or more mortgage loans, the Note Insurer may allow the foregoing tests to be met on a weighted average basis or other aggregate basis acceptable to the Note Insurer, as evidenced by a written approval delivered to the Indenture Trustee by the Note Insurer, except that the requirement of clause (vi) hereof must be satisfied as to each Qualified Replacement Mortgage.

                  "Rating Agencies": Moody's and Standard & Poor's or any successors thereto.

                  "Realized Loss": As to any Liquidated Loan, the amount, if any, by which the Loan Balance thereof as of the date of liquidation is in excess of Net Liquidation Proceeds realized thereon.

                  "Redemption Date": The date on which the outstanding aggregate Loan Balance of the Mortgage Loans has declined to 10% or less of the Original Aggregate Loan Balance.

                  "Reference Banks": _____________________, __________________,
_________________ and _____________________________; provided that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Indenture Trustee which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Seller or any affiliate thereof, (iii) whose quotations appear on the Telerate Page 3750 on the relevant Interest Determination Date and (iv) which have been designated as such by the Indenture Trustee.

                  "Register": The register maintained by the Indenture Trustee in accordance with Section 2.3 of the Indenture, in which the names of the Owners are set forth.

                  "Registrar": The Indenture Trustee, acting in its capacity as Indenture Trustee appointed pursuant to the Indenture, or any duly appointed and eligible successor thereto.

                  "Registration Statement": The Registration Statement filed by the Seller with the Securities and Exchange Commission, including all amendments thereto and including the Prospectus and Prospectus Supplement constituting a part thereof.

                  "Reimbursement Amount": As of any Payment Date, the sum of
(x)(i) all Insured Payments previously received by the Indenture Trustee and not previously repaid to the Note Insurer pursuant to Section 3.5(b)(ii)(B) or
Section 3.5(b)(ii)(C) hereof plus (ii) interest accrued on each such Insured Payment not previously repaid calculated at the Late Payment Rate from the date the Indenture Trustee received the related Insured Payment to, but not including, such Payment Date and (y)(i) any amounts then due and owing to the
Note Insurer under the Insurance Agreement plus (ii) interest on such amounts at the Late Payment Rate. The Note Insurer shall notify the Indenture Trustee and the Seller of the amount of any Reimbursement Amount.

                  "Remittance Date": Any date on which the Servicer is required to remit moneys on deposit in the Principal and Interest Account to the Note Account, which shall be the day two Business Days prior to the related Payment Date, commencing two days prior to the first Payment Date.

                  "Remittance Period": The period (inclusive) beginning on the first day of the calendar month immediately preceding the month in which a Remittance Date occurs and ending on the last day of such immediately preceding calendar month.

                  "REO Property": A Property acquired by the Servicer or any Sub-Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

                  "Replacement Cut-Off Date": With respect to any Qualified Replacement Mortgage, the first day of the calendar month in which such Qualified Replacement Mortgage is conveyed to the Trust.

                  "Request for Release": The request for release in the form set forth as Exhibit F hereto.

                  "Reserve Interest Rate": With respect to any Interest Determination Date, the rate per annum that the Indenture Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.0625%) of the one-month U.S. dollar lending rates which New York City banks selected by the Indenture Trustee are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Indenture Trustee can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which New York City banks selected by the Indenture Trustee are quoting on such Interest Determination Date to leading European banks.

                  "Residual Net Monthly Excess Cashflow": With respect to any Payment Date, the aggregate Net Monthly Excess Cashflow, if any, remaining after the making of all applications described in Sections 3.5(b)(i), (ii), (iii) (iv) hereof.
                                       13

                  "Schedule of Mortgage Loans": The Schedule of Mortgage Loans with respect to the Mortgage Loans listing each Mortgage Loan to be conveyed on the Closing Date. Such Schedule of Mortgage Loans shall identify each Mortgage Loan by the Servicer's loan number and address (including the state) of the Property and shall set forth as to each Mortgage Loan the lien status, the Combined Loan-to-Value Ratio, the Loan Balance as of the Cut-Off Date, the Coupon Rate thereof (or, the index and the margin) the current scheduled monthly payment of principal and interest and the maturity of the related Mortgage Note, the property type, occupancy status, Appraised Value and the Originator of the Mortgage Loan, all as delivered to the Indenture Trustee in physical and computer readable form and delivered to the Note Insurer in physical form.

                  "Second Mortgage Loan": A Mortgage Loan which constitutes a second priority mortgage lien with respect to the related Property.

                  "Securities Act": The Securities Act of 1933, as amended.

                  "Seller": First Alliance Mortgage Company, a California corporation, and its permitted successors and assigns.

                  "Senior Lien": With respect to any Second Mortgage Loan, the mortgage loan relating to the corresponding Property having a first priority lien.

                  "Servicer": First Alliance Mortgage Company, a California corporation, and its permitted successors and assigns.

                  "Servicer Affiliate": A Person (i) controlling, controlled by or under common control with the Servicer and (ii) which is qualified to service residential mortgage loans.

                  "Servicing Advance": As defined in Section 4.9(c) and Section
4.13 hereof.

                  "Servicing Certificate": A certificate completed by and executed by an Authorized Officer of the Indenture Trustee as attached hereto in the form of Exhibit E.

                  "Servicing Fee": As to any Payment Date, the product of (x) one-twelfth of _______% and (y) the aggregate Loan Balances of the Mortgage Loans as of the opening of business on the first day of the related Remittance Period. Such Servicing Fee is retained by the Servicer pursuant to Sections 4.8(c)(i) and 4.15 hereof.

                  "Six Month LIBOR Loans": Mortgage Loans whose interest rates adjust semi-annually based on the London interbank offered rate for six-month United States Dollar deposits in the London Market and as published in The Wall Street Journal.

                  "Specified Subordinated Amount": Means (a) for any Payment Date occurring during the period commencing on the Closing Date and ending on the later of (i) the date upon which principal equal to one-half of the Original Aggregate Loan Balance has been received and (ii) the 30th Payment Date following the Closing Date, the greater of (A) the Amortized Subordinated Amount Requirement and (B) two (2) times the excess of (x) one-half of the aggregate Loan Balances of all Mortgage Loans which are 90 or more days Delinquent (including REO Properties) over (y) five times the Projected Net Monthly Excess Cashflow as of such Payment Date; and (b) for any Payment Date occurring after the end of the period in clause (a) above, the greatest of (i) the lesser of (A) the Amortized Subordinated Amount Requirement and

(B) two (2) times the Amortized Subordinated Amount Requirement stated as a percentage of the Original Note Principal Balance times the current Note Certificate Principal Balance, (ii) two (2) times the excess of (A) one-half of the aggregate Loan Balances of all Mortgage Loans which are 90 or more days Delinquent (including REO Properties) over (B) three times the Projected Net Monthly Excess Cashflow as of such Payment Date and (iii) an amount equal to _______% of the Original Aggregate Loan Balance; provided, however, notwithstanding the above, in the event that any Insured Payment is made by the
Note Insurer, the amount described in this clause (b) shall remain equal to the Amortized Subordinated Amount Requirement. The Specified Subordinated Amount may be reduced or eliminated by the Note Insurer in its sole discretion. Prior to any such reduction or elimination, the Servicer and the Note Insurer shall give written notice to the Rating Agencies.

                  "Standard & Poor's": Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies.

                  "Subordinated Amount": As of any Payment Date, the difference, if any, between (x) the sum of (i) the aggregate Loan Balances of the Mortgage Loans as of the close of business on the last day of the related Remittance Period and (y) the Note Principal Balance as of such Payment Date (after taking into account the payment of the Monthly Distribution Amount (except for any portion thereof related to an Insured Payment) on such Payment Date).

                  "Subordination Deficit": With respect to any Payment Date, the amount, if any, by which (x) the Note Principal Balance, after taking into account the payment of the Principal Distribution Amount on such Payment Date (except any payment to be made as to principal from the proceeds of the Note Insurance Policy), exceeds (y) the aggregate Loan Balances of the Mortgage Loans as of the close of business on the last day of the related Due Period; provided that for the purpose of calculating Loan Balances to determine if a Subordination Deficit exists, the aggregate amount of the principal component of all unreimbursed Delinquency Advances shall be deducted from the related actual Loan Balances.

                  "Subordination Deficiency Amount": With respect to any Payment Date, the excess, if any, of (i) the Specified Subordinated Amount applicable to such Payment Date over (ii) the Subordinated Amount applicable to such Payment Date prior to taking into account the payment of any Subordination Increase Amount on such Payment Date.

                  "Subordination Increase Amount": With respect to any Payment Date, the lesser of (i) the Subordination Deficiency Amount as of such Payment Date (after taking into account the payment of the Monthly Distribution Amount on such Payment Date (except for any Subordination Increase Amount)) and (ii) the aggregate amount of Net Monthly Excess Cashflow to be allocated pursuant to
Section 3.5(b)(iii)(A) on such Payment Date.

                  "Subordination Reduction Amount": With respect to any Payment Date, an amount equal to the lesser of (x) the Excess Subordinated Amount for such Payment Date and (y) the Principal Remittance Amount for the related Remittance Period.

                  "Sub-Servicer": Any Person with whom the Servicer has entered into a Sub-Servicing Agreement and who satisfies any requirements set forth in
Section 4.3 hereof in respect of the qualification of a Sub-Servicer.

                  "Sub-Servicing Agreement": The written contract between the Servicer and any Sub-Servicer relating to servicing and/or administration of certain Mortgage Loans as permitted by Section 4.3.

                  "Substitution Amount": In connection with the delivery of any Qualified Replacement Mortgage, if the outstanding principal amount of such Qualified Replacement Mortgage as of the applicable Replacement Cut-Off Date is less than the Loan Balance of the Mortgage Loan being replaced as of such Replacement Cut-Off Date, an amount equal to such difference together with accrued and unpaid interest on such amount calculated at the Coupon Rate net of the Servicing Fee of the Mortgage Loan being replaced.

                  "Telerate Page 3750": The display designated as page "3750" on the Dow Jones Telerate Capital Markets Report (or such other page as may replace page 3750 on that report for the purpose of displaying London interbank offered rates of major banks).

                  "Termination Price":  As defined in Section 5.2(a) hereof.

                  "Total Available Funds":  As defined in Section 3.3(a) hereof.

                  "Total Available Funds Shortfall": As defined in Section 3.3(b) hereof.

                  "Total Monthly Excess Cashflow": As defined in Section 3.5(b)(ii) hereof.

                  "Total Monthly Excess Spread": With respect to any Payment Date, the difference between (i) the interest which is collected on the Mortgage Loans during the related Remittance Period, less the Servicing Fee plus the interest portion of any Delinquency Advances and Compensating Interest paid by the Servicer for such Remittance Period and (ii) the sum of (x) the interest due on the Notes on such Payment Date and (y) the Premium Amount and the Indenture Trustee Fee, if any, for such Payment Date.

                  "Trust" or "Issuer": First Alliance Mortgage Loan Owner Trust 199_-_, a Delaware business trust.

                  "Trust Agreement": The Trust Agreement dated as of __________ __, 199_ between the Seller and the Owner Trustee.

                  "Trust Estate":  As defined in the Indenture.

                  "Underwriters":  ____________________________________________.

                  "Underwriting Agreement": The Underwriting Agreement dated as of _________ _, 199_ between the Underwriters and the Seller.

                  Section 1.2. Use of Words and Phrases. "Herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter" and other equivalent words refer to this Agreement as a whole and not solely to the particular section of this Agreement in which any such word is used. The definitions set forth in
Section 1.1 hereof include both the singular and the plural. Whenever used in this Agreement, any pronoun shall be deemed to include both singular and plural and to cover all genders.

                  Section 1.3. Captions; Table of Contents. The captions or headings in this Agreement and the Table of Contents are for convenience only and in no way define, limit or describe the scope and intent of any provisions of this Agreement.

                                   ARTICLE II


                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                         OF THE SELLER AND THE SERVICER;
                   COVENANT OF SELLER TO CONVEY MORTGAGE LOANS

                  Section 2.1. Representations and Warranties of the Seller. The Seller hereby represents, warrants and covenants to the Indenture Trustee, the Owner Trustee, the Issuer, the Note Insurer and to the Owners as of the Closing Date that:

                  (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it, make such qualification necessary. The Seller has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement and the other Operative Documents to which it is a party.

                  (b) The execution and delivery of this Agreement and the other Operative Documents to which it is a party by the Seller and its performance and compliance with the terms of this Agreement and of the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Seller and will not violate the Seller's Articles of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Seller or any of its properties.

                  (c) This Agreement and the other Operative Documents to which the Seller is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Seller, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

                  (d) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder or under the other Operative Documents to which it is a party.

                  (e) No action, suit, proceeding or investigation is pending or, to the best of the Seller's knowledge, threatened against the Seller which, individually or in the aggregate, might have consequences that would prohibit the Seller from entering into this Agreement or any other Operative Document to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Seller or its properties or might have consequences that would materially and adversely affect the validity or enforceability of Mortgage Loans or the Seller's performance hereunder or under the other Operative Documents to which it is a party.

                  (f) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

                  (g) The statements contained in the Registration Statement which describe the Seller or matters or activities for which the Seller is responsible in accordance with the Operative Documents or which are attributed to the Seller therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Seller or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein with respect to the Seller not misleading. With respect to matters other than those referred to in the immediately preceding sentence, to the best of the Seller's knowledge and belief, the Registration Statement does not contain any untrue statement of a material fact required to be stated therein or omit to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading.

                  (h) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Seller makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Notes and the execution and delivery by the Seller of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the Closing Date, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Seller and the performance by the Seller of its obligations under this Agreement and such of the other Operative Documents to which it is a party.

                  (i) The transactions contemplated by this Agreement are in the ordinary course of business of the Seller.

                  (j) The Seller received fair consideration and reasonably equivalent value in exchange for the sale of the interests in the Mortgage Loans.

                  (k) The Seller did not sell any interest in any Mortgage Loan with any intent to hinder, delay or defraud any of its creditors.

                  (l) The Seller is solvent and the Seller will not be rendered insolvent as a result of the sale of the Mortgage Loans.

                  (m) On the Closing Date, the Issuer will have good title to each Mortgage Loan and such other items comprising the corpus of the Trust Estate free and clear of any lien.

                  (n) There has been no material adverse change in any information submitted by the Seller in writing to the Note Insurer.

                  (o) To the best knowledge of the Seller, no event has occurred which would allow any purchaser of the Notes not to be required to purchase the Notes on the Closing Date.

                  (p) To the best knowledge of the Seller, no document submitted by or on behalf of the Seller to the Note Insurer contains any untrue or misleading statement of a material fact or fails to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                  (q) To the best knowledge of the Seller, no material adverse change affecting any security for the Notes has occurred prior to delivery of and payment for the Notes.

                  (r) The Seller is not in default under any agreement involving financial obligations or on any outstanding obligation which would materially adversely impact the financial condition or operations of the Seller or legal documents associated with the transaction contemplated in this Agreement.

                  It is understood and agreed that the representations and warranties set forth in this Section 2.1 shall survive delivery of the Mortgage Loans to the Issuer.

                  Section 2.2. Representations and Warranties of the Servicer. The Servicer hereby represents, warrants and covenants to the Issuer, the Owner Trustee, the Indenture Trustee, the Note Insurer and to the Owners as of the Closing Date that:

                           (a) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of California. The Servicer is in compliance with the laws of each state in which any Property is located to the extent necessary to enable it to perform its obligations hereunder and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it, make such qualification necessary. The Servicer has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement and the other Operative Documents to which it is a party. The Servicer has equity of at least $20,000,000, as determined in accordance with generally accepted accounting principles.

                           (b) The execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement and the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Servicer and will not violate the Servicer's Articles of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Servicer is a party or by which the Servicer is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Servicer or any of its properties.

                           (c) This Agreement and the other Operative Documents to which the Servicer is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

                           (d) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency which might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder or under the other Operative Documents to which the Servicer is a party.

                           (e) No action, suit, proceeding or investigation is pending or, to the best of the Servicer's knowledge, threatened against the Servicer which, individually or in the aggregate, might have consequences that would prohibit its entering into this Agreement or any other Operative Document to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect the validity or the enforceability of the Mortgage Loans or the Servicer's performance hereunder or under the other Operative Documents to which the Servicer is a party.

                           (f) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Servicer contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

                           (g) The statements contained in the Registration Statement which describe the Servicer or matters or activities for which the Servicer is responsible in accordance with the Operative Documents or which are attributed to the Servicer therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Servicer or omit to state a material fact required to be stated therein or necessary to make the statements contained therein with respect to the Servicer not misleading. With respect to matters other than those referred to in the immediately preceding sentence, to the best of the Servicer's knowledge and belief, the Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading.

                           (h) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Servicer makes no such representation or warranty), that are necessary or advisable in connection with the execution and delivery by the Servicer of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Servicer and the performance by the Servicer of its obligations under this Agreement and such of the other Operative Documents to which it is a party.

                           (i) The collection practices used by the Servicer with respect to the Mortgage Loans directly serviced by it have been, and are in all material respects, legal, proper, prudent and customary in the mortgage loan servicing business.

                           (j) The transactions contemplated by this Agreement are in the ordinary course of business of the Servicer.

                           (k) There are no Sub-Servicers as of the Closing
         Date.

                           (l) The Servicer covenants that it will terminate any Sub-Servicer within ninety (90) days after being directed by the Note Insurer to do so.

                           (m) There has been no material adverse change in any information submitted by the Servicer in writing to the Note Insurer.

                           (n) To the best knowledge of the Servicer, no event has occurred which would allow any purchaser of the Notes not to be required to purchase the Notes on the Closing Date.

                           (o) To the best knowledge of the Servicer, no document submitted by or on behalf of the Servicer to the Note Insurer contains any untrue or misleading statement of a material fact or fails to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                           (p) To the best knowledge of the Servicer, no material adverse change affecting any security for the Notes has occurred prior to delivery of and payment for the Notes.

                           (q) The Servicer is not in default under any agreement involving financial obligations or on any outstanding obligation which would materially and adversely impact the financial condition or operations of the Servicer or legal documents associated with the transaction contemplated in this Agreement.

                  It is understood and agreed that the representations and warranties set forth in this Section 2.2 shall survive delivery of the Mortgage Loans to the Issuer.

                  Upon discovery by any of the Originators, the Servicer, the Seller, the Issuer, any Sub-Servicer, the Note Insurer, the Owner Trustee or the Indenture Trustee of a breach of any of the representations and warranties set forth in this Section 2.2 or in Section 2.1 hereof which materially and adversely affects the interests of the Owners or of the Note Insurer, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the party making such representation or warranty as to the facts stated therein, the party discovering such breach shall give prompt written notice to the other parties hereto and the Note Insurer. Within 30 days of its discovery or its receipt of notice of breach, the breaching party shall cure such breach in all material respects and, if such breaching party is the Servicer and upon the Servicer's continued failure to cure such breach, the Servicer may be removed by the Indenture Trustee or the Note Insurer pursuant to
Section 4.20 hereof; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Note Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Note Insurer.

                  Section 2.3. Representations and Warranties of the Seller with Respect to the Mortgage Loans.

                  (a) The Seller makes the following representations and warranties as to the Mortgage Loans on which the Note Insurer relies in issuing the Note Insurance Policy. Such representations and warranties speak as of the Closing Date but shall survive the sale, transfer, and assignment of the related Mortgage Loans to the Issuer:

                         (i) The information with respect to each Mortgage Loan set forth in the Schedule of Mortgage Loans is true and correct as of the Cut-Off Date; the Original Aggregate Loan Balance in the Trust as of the Cut-Off Date is $_____________.

                         (ii) All of the original or certified documentation set forth in Section 2.5 (including all material documents related thereto) with respect to each Mortgage Loan has been or will be delivered to the Indenture Trustee on the Closing Date or as otherwise provided in
         Section 2.5;

                         (iii) Each Mortgage Loan is being serviced by the Servicer or a Servicer Affiliate;

                         (iv) The Mortgage Note related to each Mortgage Loan bears a [current] Coupon Rate of at least ______% per annum;

                         (v) No more than ____% of the Mortgage Loans were 30 or more days Delinquent;

                         (vi) As of the Cut-Off Date, no more than ____% of the Original Aggregate Loan Balance of the Mortgage Loans is secured by Properties located within any single zip code area;

                         (vii) Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, in all material respects, to the description thereof set forth in the Registration Statement;

                         (viii) As of the Cut-Off Date, no more than ____% of the Original Aggregate Loan Balance is secured by condominiums, townhouses, or planned unit developments;

                         (ix) As of the Cut-Off Date, no more than ____% Original Aggregate Loan Balance is secured by investor-owned Properties;

                         (x) The credit underwriting guidelines applicable to each Mortgage Loan conform in all material respects to the description thereof set forth in the Prospectus;

                         (xi) No funds provided to borrower from a Second Mortgage Loan originated by the Seller were concurrently used as a down payment for a First Mortgage Loan originated by the Seller;

                         (xii)  All of the Mortgage Notes are actuarial loans;

                         (xiii) No more than ____% of the Original Aggregate Loan Balance, is secured by Second Mortgage Loans;

                         [(xiv) As of the Cut-Off Date, ____% of the Mortgage Loans had interest rates which were not fully indexed;]

                         [(xv) The gross margin range for Six Month LIBOR Loans is _____% to _____% and, the gross margin for all Six Month LIBOR Loans when added to the current index, creates the fully-indexed range;]

                         (xvi) No Mortgage Loan has a remaining term in excess of 360 months;

                         [(xvii)With respect to each Mortgage Loan, each Mortgagor's debt-to-income ratio will qualify for the related Originator's underwriting guidelines for a similar credit grade borrower when the related Mortgage Loan is at a rate equal to the applicable initial Coupon Rate plus 2%;]

                         (xviii)There is no proceeding pending or to the best of the Seller's knowledge threatened for the total or partial condemnation of any Property. No Property is damaged by waste, fire, earthquake or earth movement, windstorm, flood, other types of water damage, tornado, or other casualty so as to affect adversely the value of such Property as security for the Mortgage Loans or the use for which the premises were intended and each Property is in good repair;

                         (xix) Each Mortgage Loan complies in all material respects with all applicable federal and state laws including without limitation the Truth-in-Lending Act, as amended;

                         (xx) Each Mortgage Loan is secured by a Property having an appraised value of less than $__________;

                         (xxi) The first Due Date of each Mortgage Loan is no later than _________ _, 199_; and

                         (xxii) On the Closing Date with respect to each Mortgage Loan, the Issuer will have good title to each Mortgage Loan transferred on such date.

         (b) Upon the discovery by the Issuer, the Seller, the Servicer, the
Note Insurer, the Owner Trustee or the Indenture Trustee of a breach of any of the representations and warranties made herein in respect of any Mortgage Loan, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Seller or any related Originator as to the facts stated therein, which materially and adversely affects the interests of the Owners or of the Note Insurer in such Mortgage Loan the party discovering such breach shall give prompt written notice to the other parties hereto and the Note Insurer, as their interests may appear. The Servicer shall promptly notify the related Originator of such breach and request that such Originator cure such breach or take the actions described in Section 2.4(b) hereof within the time periods required thereby, and if such Originator does not cure such breach in all material respects, the Seller shall cure such breach or take such actions. Except as set forth in Section 2.4, the obligations of the Seller or Servicer, as the case may be, shall be limited to the remedies for cure set forth in
Section 2.4 with respect to any Mortgage Loan as to which such a breach has occurred and is continuing; the remedies set forth in Section 2.4 shall constitute the sole remedy with respect to such breach available to the Owners, the Indenture Trustee and the Note Insurer.

                  The Seller acknowledges that a breach of any representation or warranty (x) relating to marketability of title sufficient to transfer unencumbered title to a Mortgage Loan and (y) relating to enforceability of the Mortgage Loan against the related Mortgagor or Property is a priori the breach of a representation or warranty which "materially and adversely affects the interests of the Owners or of the Note Insurer" in such Mortgage Loan.

                  Section 2.4. Covenants of the Seller to Take Certain Actions with Respect to the Mortgage Loans In Certain Situations. (a) With the provisos and limitations as to remedies set forth in this Section 2.4, upon the discovery by any Originator, the Seller, the Issuer, the Servicer, the Note Insurer, any Sub-Servicer, the Owner Trustee or the Indenture Trustee that the representations and warranties set forth in Section 2.3 of this Agreement were untrue in any material respect as of the Closing Date, and that such breach of the representations and warranties materially and adversely affects the interests of the Owners or of the Note Insurer, the party discovering such breach shall give prompt written notice to the other parties hereto and to the
Note Insurer.

                  (b) Upon the earliest to occur of the Seller's discovery, its receipt of notice of breach from any one of the other parties hereto or from the
Note Insurer or such time as a breach of any representation and warranty materially and adversely affects the interests of the Owners or of the Note Insurer as set forth above, the Seller hereby covenants and warrants that it shall promptly cure such breach in all material respects or it shall (or shall cause an affiliate of the Seller to or an Originator to), subject to the further requirements of this paragraph, on the second Remittance Date next succeeding such discovery, receipt of notice or such other time (i) substitute in lieu of each Mortgage Loan which has given rise to the requirement for action by the Seller a Qualified Replacement Mortgage and deliver the Substitution Amount applicable thereto, together with the aggregate amount of all Delinquency Advances and Servicing Advances theretofore made with respect to such Mortgage Loan, to the Servicer for deposit in the Principal and Interest Account or (ii) purchase such Mortgage Loan from the Trust at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Servicer for deposit in the Principal and Interest Account. It is understood and agreed that the obligation of the Seller to cure the defect, or substitute for or purchase any Mortgage Loan as to which a representation or warranty is untrue in any material respect and has not been remedied shall constitute the sole remedy available to the Owners, the Indenture Trustee and the Note Insurer.

                  (c) In the event that any Qualified Replacement Mortgage is delivered by an Originator or by the Seller to the Trust pursuant to this
Section 2.4 or Section 2.6 hereof, the related Originator and the Seller shall be obligated to take the actions described in Section 2.4(b) with respect to such Qualified Replacement Mortgage upon the discovery by any of the Owners, the Seller, the Issuer, the Servicer, the Note Insurer, any Sub-Servicer, the Owner Trustee or the Indenture Trustee that any of the representations and warranties set forth in Section 2.3 above are untrue in any material respect on the date such Qualified Replacement Mortgage is conveyed to the Trust such that the interests of the Owners or the Note Insurer in the related Qualified Replacement Mortgage are materially and adversely affected; provided, however, that for the purposes of this subsection (c) the representations and warranties in Section
2.3 above referring to items "as of the Cut-Off Date" or "as of the Closing Date" shall be deemed to refer to such items as of the date such Qualified Replacement Mortgage is conveyed to the Trust.

                  (d) It is understood and agreed that the covenants set forth in this Section 2.4 shall survive delivery of the respective Mortgage Loans (including Qualified Replacement Mortgages) to the Issuer.

                  (e) The Indenture Trustee shall have no duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Mortgage Loan pursuant to this section or the eligibility of any Mortgage Loan for purposes of this Agreement.

                  Section 2.5. Conveyance of the Mortgage Loans. (a) The Seller, concurrently with the execution and delivery hereof, hereby transfers, assigns, sets over and otherwise conveys without recourse, to the Issuer, all right, title and interest of the Seller in and to each Mortgage Loan listed on the Schedule of

Mortgage Loans delivered by the Seller on the Closing Date, all right, title and interest in and to principal and interest due on each such Mortgage Loan after the Cut-Off Date (other than payments of principal due and interest accrued on or before the Cut-Off Date) and all its right, title and interest in and to all Insurance Policies; provided, however, that the Seller reserves and retains all its right, title and interest in and to principal (including Prepayments) collected and principal and interest due on each Mortgage Loan on or prior to the Cut-Off Date. The transfer by the Seller of the Mortgage Loans set forth on the Schedule of Mortgage Loans is absolute and is intended by the Owners and all parties hereto to be treated as a sale by the Seller. Pursuant to the Indenture, the Issuer will pledge the Trust Estate to the Indenture Trustee to be held on behalf of the Owners of the Notes.

                  It is intended that the sale, transfer, assignment and conveyance herein contemplated constitute a sale of the Mortgage Loans conveying good title thereto free and clear of any liens and encumbrances from the Seller to the Issuer and that the Mortgage Loans not be part of the Seller's estate in the event of an insolvency. In the event that any such conveyance is deemed to be a loan, the parties intend that the Seller shall be deemed to have granted to the Issuer a security interest of first priority in all of the Seller's right, title and interest in the Mortgage, Mortgage Note and the File, and that this Agreement shall constitute a security agreement under applicable law.

                  In connection with the sale, transfer, assignment, and conveyance, from the Seller to the Issuer, the Seller has filed, in the appropriate office or offices in the States of California and New York, a UCC-1 financing statement executed by the Seller as debtor, naming the Issuer as secured party and listing the Mortgage Loans and the other property described above as collateral. The characterization of the Seller as a debtor and the Issuer as the secured party in such financing statements is solely for protective purposes and shall in no way be construed as being contrary to the intent of the parties that this transaction be treated as a sale of the Seller's entire right, title and interest in the Mortgage Loans and the related Files to the Issuer. In connection with such filing, the Seller shall cause to be filed all necessary continuation statements thereof and to take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Issuer's and the Owners' interests in the Mortgage Loans and the related Files.

                  In connection with the pledge of the Trust Estate from the Issuer to the Indenture Trustee, on behalf of the Owners of the Notes, the Issuer has filed, in the appropriate office or offices in the State of Delaware, a UCC-1 Financing Statement executed by the Issuer as debtor, naming the Indenture Trustee, on behalf of the Owners of the Notes, as the secured party and listing the Mortgage Loans and the other property described above as collateral. In connection with such filing, the Issuer agrees that it shall cause to be filed all necessary continuation statements thereof and to take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Indenture Trustee's interest in the Trust Estate on behalf of the Owners of the Notes.

                  (b) In connection with the transfer and assignment of the Mortgage Loans, the Seller agrees to:

                                    (i)  cause to be delivered, on or prior to
         the Closing Date (except as otherwise stated below) without recourse to the Custodian, on behalf of Indenture Trustee, on the Closing Date with respect to each Mortgage Loan listed on the Schedule of Mortgage Loans:

                                            (a)  the original Mortgage Notes or
                  certified copies thereof, endorsed without recourse by the related Originator, "Pay to the order of ___________________, without recourse" or "Pay to the order of The Chase Manhattan Bank, as Indenture Trustee for the First Alliance [Adjustable] [Fixed] Rate Mortgage Loan Asset Backed Notes, Series 199_-_, without recourse." In the event that the

                  Mortgage Loan was acquired by the related Originator in a merger, the endorsement must be by the "(related Originator), successor by merger to (name of predecessor)"; and in the event that the Mortgage Loan was acquired or originated by the related Originator while doing business under another name, the endorsement must be by the "(related Originator), formerly known as (previous name)";

                                            (b) originals of all intervening
                  assignments, showing a complete chain of assignment from origination to the related Originator, if any, including warehousing assignments, with evidence of recording thereon (or, if an original intervening assignment has not been returned from the recording office, a certified copy thereof, the original to be delivered to Custodian on behalf of the Indenture Trustee forthwith after return);

                                            (c) originals of all assumption and
                  modification agreements, if any (or, if an original assumption and/or modification agreement has not been returned from the recording office, a certified copy thereof, the original to be delivered to the Custodian on behalf of the Indenture Trustee forthwith after return);

                                            (d) either (A) the original Mortgage
                  with evidence of recording thereon or a certified copy of the Mortgage as recorded, or (B) if the original Mortgage has not yet been returned from the recording office, a certified copy of the Mortgage, together with a receipt from the recording office or from a title insurance company or a certificate of an Authorized Person of the related Originator indicating that such Mortgage has been delivered for recording;

                                            (e) the original assignment of
                  Mortgage for each Mortgage Loan conveying the Mortgage to "________________________, as Indenture Trustee of the First Alliance [Adjustable] [Fixed] Rate Mortgage Loan Asset Backed Notes, Series 199_- _," which assignment shall be in form and substance acceptable for recording in the state or other jurisdiction where the mortgaged property is located and, within 75 Business Days following the Closing Date, a recorded assignment of each such Mortgage; provided that in the event that the Mortgage Loan was acquired by the related Originator in a merger, the assignment of Mortgage must be by the "(related Originator), successor by merger to (name of predecessor)"; and in the event that the Mortgage Loan was acquired or originated by the related Originator while doing business under another name, the assignment of Mortgage must be by the "(related Originator), formerly known as (previous name)" (subject to the foregoing, and where permitted under the applicable laws of the jurisdiction where the mortgaged property is located, the assignments of Mortgage may be made by blanket assignments for Mortgage Loans covering mortgaged properties situated within the same county or other permitted governmental subdivision); and

                                            (f) evidence of title insurance with
                  respect to the mortgaged property in the form of a binder or commitment.

                                    (ii) except with respect to Mortgage Loans
         covered by opinions of counsel delivered in the manner set forth below ("Assignment Opinions"), cause, as soon as possible but no more than 75 Business Days following the Closing Date, the Originators to deliver to the Custodian, on behalf of the Indenture Trustee, copies of all Mortgage assignments submitted for recording, together with a list of
         (x) all Mortgages for which no Mortgage assignment has yet been submitted for recording by the related Originator (y) reasons why the related Originator has not yet submitted such Mortgage assignments for recording; provided, however, an Originator shall not be required to record an assignment of a Mortgage if the Seller furnishes to the Indenture Trustee and the Note Insurer, on or before the Closing Date, at the Seller's expense, the Assignment Opinions for the relevant jurisdictions which opine that recording is not necessary to perfect the rights of the Indenture Trustee in the related Mortgage (in form satisfactory to the Note Insurer, Moody's and Standard & Poor's); provided further, however, notwithstanding the delivery of any legal opinions, each assignment of mortgage shall be recorded upon the earliest to occur of: (i) the instructions by the Note Insurer to so record such assignments (such instructions shall be given by the Note Insurer using reasonable discretion) or (ii) the occurrence of an Event of Servicing Termination. With respect to any Mortgage assignment set forth on the aforementioned list which has not been submitted for recording for a reason other than a lack of original recording information or with respect to Mortgages not covered by the Assignment Opinions, the Custodian, on behalf of the Indenture Trustee shall make an immediate demand on the Seller to cause such Mortgage assignments to be prepared and shall inform the Note Insurer of the Seller's failure to cause such Mortgage assignments to be prepared. Thereafter, the Custodian and the Indenture Trustee shall cooperate in executing any documents prepared by the Note Insurer and submitted to the Custodian and the Indenture Trustee in connection with this provision. Following the expiration of the 75- Business Day period following the Closing Date and except with respect to Mortgages covered by the Assignment Opinions, the Seller shall cause to be prepared a Mortgage assignment for any Mortgage for which original recording information is subsequently received by the related Originator and shall promptly deliver a copy of such Mortgage assignment to the Custodian, on behalf of the Indenture Trustee.

                  All recording required pursuant to this Section 2.5 shall be accomplished at the expense of the Originators or of the Seller. Notwithstanding anything to the contrary contained in this Section 2.5, in those instances where the public recording office retains the original Mortgage, the assignment of a Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Seller shall be deemed to have satisfied its obligations hereunder upon delivery to the Custodian, on behalf of the Indenture Trustee, of a copy of such Mortgage, such assignment or assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

                  Copies of all Mortgage assignments received by the Custodian, on behalf of the Indenture Trustee shall be kept in the related File.

                  (c) In the case of Mortgage Loans which have been prepaid in full on or after the Cut-Off Date and prior to the Closing Date, the Seller, in lieu of the foregoing, will deliver within 15 Business Days after the Closing Date to the Indenture Trustee a certification of an Authorized Officer in the form set forth in Exhibit B.

                  (d) The Seller shall transfer, assign, set over and otherwise convey without recourse, to the Issuer all right, title and interest of the Seller in and to any Qualified Replacement Mortgage delivered to the Custodian, on behalf of the Indenture Trustee, on behalf of the Issuer by the Seller pursuant to Section 2.4 or Section 2.6 hereof and all its right, title and interest to principal and interest due on such Qualified Replacement Mortgage after the applicable Replacement Cut-Off Date; provided, however, that the Seller shall reserve and retain all right, title and interest in and to payments of principal and interest due on such Qualified Replacement Mortgage on and prior to the applicable Replacement Cut-Off Date.

                  (e) As to each Mortgage Loan released from the lien of the Indenture in connection with the conveyance of a Qualified Replacement Mortgage therefor, the Custodian, on behalf of the Indenture Trustee, will transfer, assign, set over and otherwise convey without recourse, on the Seller's order, all of its right, title and interest in and to such released Mortgage Loan and all the Issuer's right, title and interest to principal and interest due on such released Mortgage Loan after the applicable Replacement Cut-Off Date; provided, however, that the Issuer shall reserve and retain all right, title and interest in and to payments of principal and interest due on such released Mortgage Loan on and prior to the applicable Replacement Cut-Off Date.

                  (f) In connection with any transfer and assignment of a Qualified Replacement Mortgage to the Issuer, the Seller agrees to cause to be delivered to the Custodian, on behalf of the Indenture Trustee, the items described in Section 2.5(b) on the date of such transfer and assignment or if a later delivery time is permitted by Section 2.5(b) then no later than such later delivery time.

                  (g) As to each Mortgage Loan released from the Trust in connection with the conveyance of a Qualified Replacement Mortgage the Custodian, on behalf of the Indenture Trustee, shall deliver on the date of conveyance of such Qualified Replacement Mortgage, and on the order of the Seller (i) the original Mortgage Note, or the certified copy, relating thereto, endorsed without recourse, to the Seller and (ii) such other documents as constituted the File with respect thereto.

                  (h) If a Mortgage assignment is lost during the process of recording, or is returned from the recorder's office unrecorded due to a defect therein, the Seller shall prepare a substitute assignment or cure such defect, as the case may be, and thereafter cause each such assignment to be duly recorded.

                  Section 2.6. Acceptance by Indenture Trustee; Certain Substitutions of Mortgage Loans; Certification by Indenture Trustee.

                  (a) The Indenture Trustee agrees to cause the Custodian to execute and deliver to the Seller, the Issuer, the Servicer and the Note Insurer on the Closing Date an Initial Certification in the form annexed hereto as Exhibit C to the effect that, as to each Mortgage Loan listed in the Schedule of Mortgage Loans (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to this Agreement with respect to such Mortgage Loan are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Schedule of Mortgage Loans as to loan number and address accurately reflects information set forth in the File. The Indenture Trustee and the Custodian shall not be under any duty or obligation to inspect, review or examine said documents, instruments, Notes or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. Within 90 days of the Closing Date (or, with respect to any document delivered after the Closing Date, within 45 days of receipt thereof) the Indenture Trustee shall cause the Custodian to deliver to the Issuer, the Seller, Note Insurer and the Servicer a Final Certification in the form annexed hereto as Exhibit D evidencing the completeness of the Files, with any applicable exceptions Mortgage Noted thereon.

                  (b) If in the process of reviewing the Files and preparing the certifications referred to above the Custodian, on behalf of the Indenture Trustee, finds any document or documents constituting a part of a File which is not properly executed, has not been received within the specified period or is unrelated to the Mortgage Loans identified in the Schedule of Mortgage Loans, or that any Mortgage Loan does not conform as to loan number and address as set forth in the Schedule of Mortgage Loans, the Custodian, on behalf of the Indenture Trustee, shall promptly notify the Seller and the Note Insurer. The Seller shall use reasonable efforts to cure any such defect within 60 days from the date on which the Seller was notified of such defect, and if the Seller does not cure such defect in all material respects during such period, the Seller will (or will cause the related Originator or an affiliate of the Seller to) on the next succeeding Remittance Date (i) substitute in lieu of such Mortgage Loan a Qualified Replacement Mortgage and deliver the Substitution Amount applicable thereto to the Servicer for deposit in the Principal and Interest Account or
(ii) purchase such Mortgage Loan at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Servicer for deposit in the Principal and Interest Account.

                  Section 2.7. Cooperation Procedures. (a) The Seller shall, in connection with the delivery of each Qualified Replacement Mortgage to the Custodian, on behalf of the Indenture Trustee, provide the Indenture Trustee with the information set forth in the Schedule of Mortgage Loans with respect to such Qualified Replacement Mortgage.

                  (b) The Seller, the Issuer, the Servicer and the Indenture Trustee covenant to provide each other with all data and information required to be provided by them hereunder at the times required hereunder, and additionally covenant reasonably to cooperate with each other in providing any additional information required to be obtained by any of them in connection with their respective duties hereunder.

                  (c) The Servicer shall maintain such accurate and complete accounts, records and computer systems pertaining to each File as shall enable it and the Indenture Trustee to comply with this Agreement. In performing its recordkeeping duties the Servicer shall act in accordance with the servicing standards set forth in this Agreement. The Servicer shall conduct, or cause to be conducted, periodic audits of its accounts, records and computer systems as set forth in Sections 4.16 and 4.17 hereof. The Servicer shall promptly report to the Indenture Trustee any failure on its part to maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

                  (d) The Seller further confirms to the Indenture Trustee that it has caused the portions of the electronic ledger relating to the Mortgage Loans to be clearly and unambiguously marked to indicate that such Mortgage Loans have been sold, transferred, assigned and conveyed to the Issuer and constitute part of the Trust Estate in accordance with the terms of the trust created hereunder and that the Seller will treat the transaction contemplated by such sale, transfer, assignment and conveyance as a sale for accounting purposes.

                  Section 2.8. Books and Records.

         The sale of each Mortgage Loan shall be reflected in the Seller's balance sheets and other financial statements as a sale of assets by the Seller under generally accepted accounting principles.



                                   ARTICLE III

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

                  Section 3.1. Reserved.

                  Section 3.2. Establishment of Accounts. The Seller shall cause to be established, and the Indenture Trustee shall maintain, at the Corporate Trust Office, a Note Account and an Available Funds Cap Carry-Forward Account each to be held by the Indenture Trustee so long as the Indenture Trustee qualifies as a Designated Depository Institution and if the Indenture Trustee does not so qualify, then by any Designated Depository Institution in the name of the Indenture Trustee for the benefit of the Owners of the

First Alliance [Adjustable] [Fixed] Rate Mortgage Loan Asset Backed Notes, Series 199_-_and the Note Insurer, as their interests may appear.

                  Section 3.3. The Note Insurance Policy. (a) On the Business Day prior to each Payment Date the Indenture Trustee shall determine with respect to the immediately following Payment Date, the amount on deposit in the Note Account on such Payment Date and available to be distributed to the Owners on such Payment Date (disregarding the sum of (x) the amount of any Insured Payments and (y) the amount of any expected investment earnings) and equal to the sum of (A) such amount excluding the amount of any Total Monthly Excess Cashflow included in such amount plus (B) any amount of Total Monthly Excess Cashflow to be applied on such Payment Date. The amount described in clause (A) of the preceding sentence with respect to each Payment Date is the "Available Funds"; the sum of the amounts described in clauses (A) and (B) of the preceding sentence with respect to each Payment Date is the "Total Available Funds."

                  (b) If (i) the Current Interest for any Payment Date exceeds the Total Available Funds for such Payment Date after deducting amounts payable therefrom, if any, for the Premium Amount and the Indenture Trustee Fee due on such Payment Date and/or (ii) a Subordination Deficit exists for such Payment Date (any such event being a "Total Available Funds Shortfall"), the Indenture Trustee shall complete a Notice in the form of Exhibit A to the Note Insurance Policy and submit such notice to the Note Insurer no later than 12:00 noon New York City time on the Business Day preceding such Payment Date as a claim for an Insured Payment in an amount equal to such Total Available Funds Shortfall.

                  (c) The Note Insurer shall forward to the Indenture Trustee Insured Payments at such time and in the manner specified in the Note Insurance Policy. Upon receipt of Insured Payments from the Note Insurer on behalf of Owners, the Indenture Trustee shall deposit such Insured Payments in the Note Account and shall distribute such Insured Payments, or the proceeds thereof, in accordance with Section 3.5(b)(iv) to the Owners of the Notes.

                  (d) The Indenture Trustee shall (i) receive Insured Payments as attorney-in-fact of each Owner of the Notes receiving any Insured Payment from the Note Insurer and (ii) disburse such Insured Payment to the Owners of Notes as set forth in Section 3.5(b)(iv). Insured Payments disbursed by the Indenture Trustee from proceeds of the Note Insurance Policy shall not be considered payment by the Trust nor shall such payments discharge the obligation of the Trust with respect to the Notes, and the Note Insurer shall be entitled to receive the related Reimbursement Amount pursuant to Sections 3.5(b)(ii)(C) hereof. Each Owner of Notes by its acceptance thereof recognizes that to the extent the Note Insurer makes Insured Payments, either directly or indirectly (as by paying through the Indenture Trustee), to the Owners of such Notes the
Note Insurer will be entitled to receive the related Reimbursement Amount pursuant to Section 3.5(b)(ii)(C) hereof.

                  Section 3.4. Reserved.

                  Section 3.5. Flow of Funds. (a) The Indenture Trustee shall deposit to the Note Account, without duplication, (i) upon receipt, any Insured Payments, the proceeds of any liquidation of the assets of the Trust, the Monthly Remittance Amount remitted by the Servicer or any Sub-Servicer, together with any Substitution Amounts and any Loan Purchase Price amounts received by the Indenture Trustee.

                  (b) With respect to the Note Account, on each Payment Date, the Indenture Trustee shall make the following allocations, disbursements and transfers from amounts deposited therein pursuant to subsection (a), in the following order of priority, and each such allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred:

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




(i) first, on each Payment Date from amounts then on deposit in the Note Account (A) to the Indenture Trustee, the Indenture Trustee Fee and (B) commencing on the third Payment Date following the Closing Date and each Payment Date thereafter, to the Note Insurer, from amounts then on deposit in the Note Account, the Premium Amount for such Payment Date;

(ii) second, on each Payment Date, the Indenture Trustee shall allocate an amount equal to the sum of (x) the Total Monthly Excess Spread with respect to such Payment Date plus (y) any Subordination Reduction Amount with respect to such Payment Date (such sum being the "Total Monthly Excess Cashflow" with respect to such Payment Date) in the following order of priority:

                  (A) first, such Total Monthly Excess Cashflow shall be allocated to the payment of the Monthly Distribution Amount pursuant to clause (iv) below on such Payment Date in an amount equal to the difference, if any, between (x) the Monthly Distribution Amount (calculated only with respect to clause (y) of Principal Distribution Amount and without any Subordination Increase Amount) for such Payment Date and (y) the Available Funds for such Payment Date (the amount of such difference being the "Available Funds Shortfall"); and

                  (B) second, any portion of the Total Monthly Excess Cashflow remaining after the allocations described in clause (A) above shall be allocated to the Note Insurer in respect of amounts owed on account of any Reimbursement Amount pursuant to clause
                           (b)(iv)(A)(I).

(iii) third, the amount, if any, of the Total Monthly Excess Cashflow on a Payment Date remaining after the allocations described in clause (ii) above is the "Net Monthly Excess Cashflow" for such Payment Date; such Net Monthly Excess Cashflow is required to be allocated in the following order of priority:

                  (A) first, such Net Monthly Excess Cashflow shall be used to reduce to zero, through the allocation of a Subordination Increase Amount to the payment of the Monthly Distribution Amount pursuant to clause
                           (iv)(C) below, any Subordination Deficiency Amount as of such Payment Date;

                  (B) second, an amount equal to the lesser of (i) any portion of the Net Monthly Excess Cashflow remaining after the applications described in clause (A) above and (ii) the excess of (a) the Available Funds Cap Carry-Forward Amount for such Payment Date over (b) the amount then on deposit in the Available Funds Cap Carry- Forward Amount Account shall be allocated to the Available Funds Cap Carry- Forward Amount Account; and

                  (C) third, any Net Monthly Excess Cashflow remaining after the applications described in clauses (A) and
                           (B) above shall be allocated to the Servicer pursuant to the clause (iv)(A)(II) below to the extent of any unreimbursed Delinquency Advances, unreimbursed Servicing Advances and accrued and unpaid Servicing Fees, in each case as certified to the Indenture Trustee by the Servicer to be owing to it as of such Payment Date;

(iv) fourth, following the making by the Indenture Trustee of all allocations, transfers and disbursements described above under Section
         3.3 hereof and the prior clauses of this Section 3.5, from amounts

         (including any related Insured Payment which shall be paid only to the Owners of the Notes) then on deposit in the Note Account, the Indenture Trustee shall:

                  (A) distribute (I) to the Note Insurer the amounts described in clause (ii)(B) above and (II) to the Servicer the amounts described in clause (iii)(C) above;

                  (B) retain in the Note Account, the Current Interest (including the proceeds of any Insured Payments relating to interest made by the Note Insurer);

                  (C) retain in the Note Account, the Principal Distribution Amount (including the proceeds of any Insured Payments relating to principal made by the
                           Note Insurer);

                  (D) distribute to the Indenture Trustee, for the reimbursement of expenses of the Indenture Trustee not reimbursed pursuant to clause (b)(i) above which expenses were incurred in connection with its duties and obligations hereunder; and

(v) fifth, following the making by the Indenture Trustee of all allocations, transfers and disbursements described above under Section
         3.3 hereof and the prior clauses of this Section 3.5, from amounts then on deposit in the Note Account, the Indenture Trustee shall distribute to the Certificate Distribution Account, the Residual Net Monthly Excess Cashflow, if any, for such Payment Date.

         (c) On each Payment Date the Indenture Trustee shall distribute to the Owners the amount, if any, then on deposit in the Available Funds Cap Carry-Forward Amount Account.

         (d) Notwithstanding clause (b)(iv) above, the aggregate amounts distributed on all Payment Dates to the Owners of the Notes on account of principal shall not exceed the Original Note Principal Balance.

                  Section 3.6. Investment of Accounts. (a) So long as no event described in Sections 4.20(a) or (b) hereof shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of the Accounts held by the Indenture Trustee shall be invested and reinvested by the Indenture Trustee for the benefit of the Owners and the Note Insurer, as their interests may appear, directed in writing by the Servicer on the Closing Date and from time to time thereafter, in one or more Eligible Investments bearing interest or sold at a discount. During the continuance of an event described in Sections 4.20(a) or (b) hereof and following any removal of the Servicer, the Note Insurer shall direct such investments. No investment in any Account shall mature later than the second Business Day preceding the next Payment Date.

                  (b) If any amounts are needed for disbursement from any Account held by the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. No investments will be liquidated prior to maturity unless the proceeds thereof are needed for disbursement.

                  (c) Subject to the terms of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Indenture Trustee resulting from any loss on any Eligible Investment included therein.

                  (d) The Indenture Trustee shall hold funds in the Accounts held by the Indenture Trustee uninvested upon the occurrence of either of the following events:


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



                           (i) the Servicer or the Note Insurer, as the case may be, shall have failed to give investment directions to the Indenture Trustee within ten days after receipt of a written request for such directions from the Indenture Trustee; or

                           (ii) the Servicer or the Note Insurer, as the case may be, shall have failed to give investment directions to the Indenture Trustee with respect to any investment by the Indenture Trustee that shall mature during the ten-day period described in clause
         (i).

                  (e) For purposes of investment, the Indenture Trustee shall aggregate all amounts on deposit in each Account. All income or other gain from investments in any Account shall be deposited in such Account immediately on receipt, and any loss resulting from such investments shall be charged to the Seller, and upon request by the Indenture Trustee, the Seller shall reimburse the Trust Estate for such losses.

                  (f) Each institution at which the Note Account is maintained shall invest the funds therein in Eligible Investments, which shall mature not later than the Business Day next preceding the related Payment Date (except that if such Eligible Investment is an obligation of the institution that maintains such account, then such Eligible Investment shall mature not later than such Payment Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Indenture Trustee, for the benefit of the Owners and the Note Insurer. All income and gain (net of any losses) realized from any such investment of funds on deposit in the Note Account shall be for the benefit of the Servicer as servicing compensation and shall be remitted to it monthly as provided herein. The amount of any realized losses in the Note Account incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Note Account or paid to the Indenture Trustee as applicable. The Indenture Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Note Account and made in accordance with this Section 3.6(f).

                  (g) The Servicer shall give notice to the Indenture Trustee, the Seller, the Issuer, each Rating Agency, and the Note Insurer of any proposed change of the location of the Note Account not later than 30 days and not more than 45 days prior to any change thereof.

                  Section 3.7. Eligible Investments. The following are Eligible
Investments:

                  (a) Direct general obligations of the United States or the obligations of any agency or instrumentality of the United States fully and unconditionally guaranteed, the timely payment or the guarantee of which constitutes a full faith and credit obligation of the United States.

                  (b) Federal funds, Notes of deposit, time and demand deposits, and bankers' acceptances (having original maturities of not more than 365 days) of any domestic bank, the short-term debt obligations of which have been rated A-1 or better by Standard & Poor's and P-1 by Moody's.

                  (c) Investment agreements approved by the Note Insurer provided:

                           1. The agreement is with a bank or insurance company which has an unsecured, uninsured and unguaranteed obligation (or claims-paying ability) rated Aa2 or better by Moody's and AA or better by Standard & Poor's,

                           2. Moneys invested thereunder may be withdrawn without any penalty, premium or charge upon not more than one day's notice (provided such notice may be amended or canceled at any time prior to the withdrawal date),

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



                           3. The agreement is not subordinated to any other obligations of such insurance company or bank,

                           4. The same guaranteed interest rate will be paid on any future deposits made pursuant to such agreement, and

                           5. The Indenture Trustee and the Note Insurer receive an opinion of counsel that such agreement is an enforceable obligation of such insurance company or bank.

                  (d) Commercial paper (having original maturities of not more than 365 days) rated A-1 or better by Standard & Poor's and P-1 or better by Moody's.

                  (e) Investments in no load money market funds rated AAAm or AAAm-G by Standard & Poor's and Aaa by Moody's.

                  (f) Investments approved in writing by the Note Insurer and acceptable to Moody's and Standard & Poor's.

provided that no instrument described above is permitted to evidence either the right to receive (a) only interest with respect to obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described above may be purchased at a price greater than par.

                  Section 3.8. Reports by Indenture Trustee. (a) On each Payment Date the Indenture Trustee shall provide to each Owner, the Owner Trustee, the Servicer, the Note Insurer, each of the Underwriters, the Servicer, Standard & Poor's and Moody's a written report (based solely upon the information contained in the Monthly Servicing Report) in substantially the form set forth as Exhibit E hereto, as such form may be revised by the Indenture Trustee, the Servicer, Moody's and Standard & Poor's from time to time, but in every case setting forth the information requested on Exhibit E hereto and the following information:

                           (i) the amount of the distribution with respect to the Notes;

                           (ii) the amount of such distributions allocable to principal, separately identifying the aggregate amount of any Prepayments or Prepaid Installments of principal included therein and any Subordination Increase Amounts;

                           (iii) the amount of such distributions allocable to interest;

                           (iv) the Note Principal Balance for the Notes as of such Payment Date together with the principal amount of such Notes (based on a Note in an original principal amount of $1,000) then outstanding, in each case after giving effect to any payment of principal on such Payment Date;


                           (v) the amount of any Insured Payment included in the amounts distributed with respect to the Notes on such Payment Date;


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



                           (vi) information to the extent and in the form furnished by the Seller pursuant to Section 6049(d)(7)(C) of the Code and the regulations promulgated thereunder to assist the Owners in computing their market discount;

                           (vii) the total of any Substitution Amounts and any Loan Purchase Price amounts included in such distribution;

                           (viii) the amount of any Subordination Reduction Amount;

                           (ix) the amounts, if any, of any Realized Losses for the related Remittance Period and the cumulative amount of Realized Losses since the Closing Date;

                           (x) for the related Remittance Period and cumulatively since the Closing Date, the number and aggregate Loan Balance of Mortgage Loans bought back by the Servicer or the Seller pursuant to Sections 2.4, 2.6 and 4.10 (identified separately for each such section); and

                           (xi) the amount of any Available Funds Cap
         Carry-Forward Amount.

                  Items (i) through (iii) above shall be presented on the basis of a Note having a $1,000 denomination. In addition, by January 31 of each calendar year following any year during which the Notes are outstanding, the Indenture Trustee shall furnish a report to each Owner of record at any time during each calendar year as to the aggregate of amounts reported pursuant to
(i), (ii) and (iii) with respect to the Notes for such calendar year.

                  (b) In addition, on each Payment Date the Indenture Trustee will distribute to each Owner, the Owner Trustee, the Note Insurer, each of the Underwriters, the Servicer, the Seller, Standard & Poor's and Moody's, together with the information described in Subsection (a) preceding, the following information as of the last day of the related Remittance Period, which is hereby required to be prepared by the Servicer and furnished to the Indenture Trustee for such purpose on or prior to the related Remittance Date:

                           (i) the total number of Mortgage Loans and the aggregate Loan Balances thereof, and the percentage (based on the aggregate Loan Balances of the Mortgage Loans) (a) 30-59 days Delinquent, (b) 60-89 days Delinquent and (c) 90 or more days Delinquent;

                           (ii) the number and aggregate Loan Balances of all Mortgage Loans and percentage (based on the aggregate Loan Balances of the Mortgage Loans) in foreclosure proceedings (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i));

                           (iii) the number, aggregate Loan Balances of all Mortgage Loans and percentage (based on the aggregate Loan Balances of the Mortgage Loans) relating to Mortgagors in bankruptcy proceedings (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i));

                           (iv) the number, aggregate Loan Balances of all Mortgage Loans and percentage (based on the aggregate Loan Balances of the Mortgage Loans) relating to REO Properties (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i));

                           (v) the aggregate Loan Balance of all Mortgage Loans, after giving effect to any payment of principal on such Payment Date; and

                           (vi) the book value of any REO Property.

                  Section 3.9. Additional Reports by Indenture Trustee. (a) The Indenture Trustee shall report to the Owner Trustee, the Seller, the Servicer, Standard & Poor's, Moody's and the Note Insurer with respect to the amount then held in each Account (including investment earnings accrued or scheduled to accrue) held by the Indenture Trustee and the identity of the investments included therein, as the Seller, the Servicer or the Note Insurer may from time to time request.

                  (b) Not later than 20 days after each Payment Date, the Indenture Trustee shall forward to the Seller, the Servicer and the Note Insurer a statement, setting forth the status of the Note Account as of the close of business on the last Business Day of the related Remittance Period showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Note Account.


                                   ARTICLE IV

                 SERVICING AND ADMINISTRATION OF MORTGAGE LOANS

                  Section 4.1. Servicer and Sub-Servicers. (a) Acting directly or through one or more Sub-Servicers as provided in Section 4.3, the Servicer, as servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and with reasonable care, and using that degree of skill and attention that the Servicer exercises with respect to comparable mortgage loans that it services for itself or others, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable.

                  (b) The duties of the Servicer shall include collecting and posting of all payments, responding to inquiries of Mortgagors or by federal, state or local government authorities with respect to the Mortgage Loans, investigating delinquencies, reporting tax information to Mortgagors in accordance with its customary practices and accounting for collections, furnishing monthly and annual statements to the Indenture Trustee with respect to distributions, paying Compensating Interest and making Delinquency Advances and Servicing Advances pursuant hereto. The Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer. The Servicer shall cooperate with the Indenture Trustee and furnish to the Indenture Trustee with reasonable promptness information in its possession as may be necessary or appropriate to enable the Indenture Trustee to perform its tax reporting duties hereunder. The Indenture Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

                  (c) Without limiting the generality of the foregoing, the Servicer (i) shall continue, and is hereby authorized and empowered by the Indenture Trustee, to execute and deliver, on behalf of itself, the Owners, the Issuer and the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the related Properties; (ii) may consent to any modification of the terms of any Mortgage Note not expressly prohibited hereby if the effect of any such modification will not be to affect materially and adversely the security afforded by the related Property, the timing of receipt of any payments required hereby or the interests of the Note Insurer.

                  (d) The Servicer may, and is hereby authorized to, perform any of its servicing responsibilities with respect to all or certain of the Mortgage Loans through a Sub-Servicer as it may from time to time designate but no such designation of a Sub-Servicer shall serve to release the Servicer from any of its obligations under this Agreement. Such Sub-Servicer shall have all the rights and powers of the Servicer with respect to such Mortgage Loans under this Agreement.

                  (e) Without limiting the generality of the foregoing, but subject to Sections 4.13 and 4.14, the Servicer in its own name or in the name of a Sub-Servicer may be authorized and empowered pursuant to a power of attorney executed and delivered by the Indenture Trustee to execute and deliver, on behalf of itself, the Owners, the Issuer and the Indenture Trustee or any of them, (i) any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Properties, (ii) to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to effect ownership of any Property on behalf of the Indenture Trustee and (iii) to hold title to any Property upon such foreclosure or deed in lieu of foreclosure on behalf of the Indenture Trustee; provided, however, that Section 4.14(a) shall constitute a power of attorney from the Issuer and the Indenture Trustee to the Servicer to execute an instrument of satisfaction (or assignment of mortgage without recourse) with respect to any Mortgage Loan paid in full (or with respect to which payment in full has been escrowed). Subject to Sections 4.13 and 4.14, the Indenture Trustee shall execute a power of attorney to the Servicer and any Sub-Servicer and furnish them with any other documents as the Servicer or such Sub-Servicer shall reasonably request to enable the Servicer and such Sub-Servicer to carry out their respective servicing and administrative duties hereunder.

                  (g) The Servicer shall give prompt notice to the Indenture Trustee, the Issuer and the Note Insurer of any action, of which the Servicer has actual knowledge, to (i) assert a claim against the Trust or (ii) assert jurisdiction over the Trust.

                  (h) Servicing Advances incurred by the Servicer or any Sub-Servicer in connection with the servicing of the Mortgage Loans (including any penalties in connection with the payment of any taxes and assessments or other charges) on any Property shall be recoverable by the Servicer or such Sub-Servicer to the extent described in Section 4.9(c) and in Section 3.5(b)(iii)(C) hereof.

                  Section 4.2. Collection of Certain Mortgage Loan Payments. (a) The Servicer shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any applicable Insurance Policies follow such collection procedures as it follows from time to time with respect to mortgage loans in its servicing portfolio that are comparable to the Mortgage Loans; provided that the Servicer shall always at least follow collection procedures that are consistent with or better than standard industry practices. Consistent with the foregoing, the Servicer may in its discretion (i) waive any assumption fees, late payment charges, charges for checks returned for insufficient funds, prepayment fees, if any, or other fees which may be collected in the ordinary course of servicing the Mortgage Loans, (ii) if a Mortgagor is in default or about to be in default because of a Mortgagor's financial condition, arrange with the Mortgagor a schedule for the payment of delinquent payments due on the related Mortgage Loan; provided, however, the Servicer shall not reschedule the payment of delinquent payments more than one time in any twelve (12) consecutive months with respect to any Mortgagor or
(iii) modify payments of monthly principal and interest on any Mortgage Loan becoming subject to the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, in accordance with the Servicer's general policies of the comparable mortgage loans subject to such Act.

                  (b) The Servicer shall hold in escrow on behalf of the related Mortgagor all Prepaid Installments received by it, and shall apply such Prepaid Installments as directed by such Mortgagor and as set forth in the related Mortgage Note.

                  Section 4.3. Sub-Servicing Agreements Between Servicer and Sub-Servicers. The Servicer may enter into Sub-Servicing Agreements for any servicing and administration of Mortgage Loans with any institution which is acceptable to the Note Insurer and which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Sub-Servicing Agreement and (x) has (i) been designated an approved seller-servicer by FHLMC or Fannie Mae for Mortgage Loans and (ii) has equity of at least $5,000,000, as determined in accordance with generally accepted accounting principles or (y) is a Servicer Affiliate. The Servicer shall give notice to the Note Insurer and the Indenture Trustee of the appointment of any Sub-Servicer and shall furnish to the Note Insurer and the Indenture Trustee a copy of such Sub-Servicing Agreement. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when any Sub-Servicer has received such payments. Any such Sub-Servicing Agreement shall be consistent with and not violate the provisions of this Agreement.

                  Section 4.4. Successor Sub-Servicers. The Servicer may terminate any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement and either itself directly service the related Mortgage Loans or enter into a Sub-Servicing Agreement with a successor Sub-Servicer that qualifies under Section 4.3.

                  Section 4.5. Liability of Servicer. The Servicer shall not be relieved of its obligations under this Agreement notwithstanding any Sub-Servicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer or otherwise, and the Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer by such Sub-Servicer and nothing contained in such Sub-Servicing Agreement shall be deemed to limit or modify this Agreement. The Trust shall not indemnify the Servicer for any losses due to the Servicer's negligence.

                  Section 4.6. No Contractual Relationship Between Sub-Servicer and Indenture Trustee or the Owners. Any Sub-Servicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the Servicer alone and the
Note Insurer, the Indenture Trustee and the Owners shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Sub-Servicer except as set forth in Section 4.7.

                  Section 4.7. Assumption or Termination of Sub-Servicing Agreement by Indenture Trustee. In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Servicer hereunder by the Indenture Trustee pursuant to Section 4.20, it is understood and agreed that the Servicer's rights and obligations under any Sub-Servicing Agreement then in force between the Servicer and a Sub-Servicer may be assumed or terminated by the Indenture Trustee at its option without the payment of a fee notwithstanding any contrary provision in any Sub-Servicing Agreement.

                  The Servicer shall, upon reasonable request of the Indenture Trustee, but at the expense of the Servicer, deliver to the assuming party documents and records relating to each Sub-Servicing Agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

                  Section 4.8. Principal and Interest Account.

                  (a) The Servicer shall establish in the name of the Trust for the benefit of the Owners of the Notes and the Note Insurer and maintain at one or more Designated Depository Institutions the Principal and Interest Account. The funds held in the Principal and Interest Account shall not be commingled with any other funds.

                  Subject to Subsection (c) below, the Servicer and any Sub-Servicer shall deposit all receipts related to the Mortgage Loans into the Principal and Interest Account on a daily basis (but no later than the first Business Day after receipt).

                  Subject to Subsection (c) below, within one Business Day following the Closing Date, the Seller and/or the Servicer shall deposit into the Principal and Interest Account all receipts related to the related Mortgage Loans received after the Cut-Off Date.

                  (b) Any investment of funds in the Principal and Interest Account shall mature or be withdrawable at par on or prior to the immediately succeeding Remittance Date. All funds in the Principal and Interest Account may only be held (i) uninvested, up to the limits insured by the FDIC or (ii) invested in Eligible Investments. The Principal and Interest Account shall be held in trust in the name of the Trust and for the benefit of the Owners of the Notes. Any investment earnings on funds held in the Principal and Interest Account shall be for the account of the Servicer and may only be withdrawn from the Principal and Interest Account by the Servicer on the second Business Day of the month for the investment earnings for the previous calendar month. The Servicer shall withdraw from the Principal and Interest Account, on the second Business Day of the month, investment earnings for the previous calendar month. The Servicer shall deposit into the Principal and Interest Account the amount of all losses on investment of funds in the Principal and Interest Account upon request from the Indenture Trustee. Any references herein to amounts on deposit in the Principal and Interest Account shall refer to amounts net of investment earnings.

                  (c) The Servicer shall deposit to the Principal and Interest Account all principal and interest collections on the Mortgage Loans received after the Cut-Off Date, including any Prepayments and Net Liquidation Proceeds, all Loan Purchase Prices and Substitution Amounts received or paid by the Servicer with respect to the Mortgage Loans, other recoveries or amounts related to the Mortgage Loans received by the Servicer, Compensating Interest and Delinquency Advances together with any amounts which are reimbursable from the Principal and Interest Account but net of (i) the Servicing Fee with respect to each Mortgage Loan and other servicing compensation to the Servicer as permitted by Section 4.15 hereof, (ii) principal (including Prepayments) due on the related Mortgage Loans on or prior to the Cut-Off Date, (iii) interest accruing on the related Mortgage Loans on or prior to the Cut-Off Date and (iv) Net Liquidation Proceeds to the extent such Net Liquidation Proceeds exceed the Loan Balance of the related Mortgage Loan.

                  (d) (i) The Servicer may make withdrawals from the Principal and Interest Account only for the following purposes:

                  (A) to effect the timely remittance to the Indenture Trustee of the Monthly Remittance Amount due on the Remittance Date;

                  (B) to reimburse itself pursuant to Section 4.9(a) hereof for unrecovered Delinquency Advances and Servicing Advances;

                  (C) to withdraw investment earnings on amounts on deposit in the Principal and Interest Account;

                  (D) to withdraw amounts that have been deposited to the Principal and Interest Account in error; and

                  (E) to clear and terminate the Principal and Interest Account following the termination of the Trust pursuant to Article V hereof.

                   (ii) On the Determination Date of each month, commencing in _______199_ the Servicer shall send to the Indenture Trustee the Monthly Exception Report detailing the payments on the Mortgage Loans during the prior Remittance Period and certifying the amounts and purpose of withdrawals permitted pursuant to (d) above from the Principal and Interest Account. Such report shall contain the specified data, as described in Section 4.26 hereof, and shall be in the form and have the specifications as may be agreed to between the Servicer, the Note Insurer and the Indenture Trustee from time to time.

                  (iii) On each Remittance Date, commencing in _______ 1997 the Servicer shall remit to the Indenture Trustee by wire transfer, or otherwise make funds available in immediately available funds for deposit to the Note Account, the Interest Remittance Amount and the Principal Remittance Amount.

                  Section 4.9. Delinquency Advances, Compensating Interest and Servicing Advances. (a) The Servicer is required, not later than each Remittance Date, to deposit into the Principal and Interest Account an amount equal to the sum of (i) the interest due (net of the Servicing Fees due) but not collected and (ii) scheduled principal due, but not collected, with respect to Delinquent Mortgage Loans during the related Due Period but only if, in its good faith business judgment, the Servicer reasonably believes that such amount will ultimately be recovered from the related Mortgage Loan. Such amounts are "Delinquency Advances".

                  The Servicer shall be permitted to fund its payment of Delinquency Advances on any Remittance Date and to reimburse itself for any Delinquency Advances paid from the Servicer's own funds, from collections on any Mortgage Loan deposited to the Principal and Interest Account subsequent to the related Due Period and shall deposit into the Principal and Interest Account with respect thereto (i) collections from the Mortgagor whose Delinquency gave rise to the shortfall which resulted in such Delinquency Advance and (ii) Net Liquidation Proceeds recovered on account of the related Mortgage Loan to the extent of the amount of aggregate Delinquency Advances related thereto. If not thereto recovered from the related Mortgagor or the related Net Liquidation Proceeds, Delinquency Advances shall be recoverable pursuant to Section 3.5(b)(iii)(C).

                  (b) On or prior to each Remittance Date, the Servicer shall deposit in the Principal and Interest Account with respect to any Paid-in-Full Mortgage Loan during the related Remittance Period out of its own funds without any right of reimbursement therefor an amount equal to the difference between
(x) 30 days' interest at such Mortgage Loan's Coupon Rate (less the Servicing
Fee) on the Loan Balance of such Mortgage Loan as of the first day of the related Remittance Period and (y) to the extent not previously advanced, the interest (less the Servicing Fee) paid by the Mortgagor with respect to the Mortgage Loan during such Remittance Period (any such amount paid by the Servicer, "Compensating Interest"). The Servicer shall in no event be required to pay Compensating Interest with respect to any Remittance Period in an amount in excess of the aggregate Servicing Fee received by the Servicer with respect to all Mortgage Loans for such Remittance Period. Further, the Servicer is not obligated to cover shortfalls in collections in interest due to Curtailments.

                  (c) The Servicer will pay all "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) Preservation Expenses, (ii) any enforcement or judicial proceedings, including foreclosures, and (iii) the management and liquidation of REO Property, but is only required to pay such costs and expenses to the extent the Servicer reasonably believes such costs and expenses will increase Net Liquidation Proceeds on the related Mortgage Loan. Each such amount so paid will constitute a "Servicing Advance". The Servicer may recover Servicing Advances (x) from the Mortgagors to the extent permitted by the Mortgage Loans, from Liquidation Proceeds realized upon the liquidation of the related Mortgage Loan, and (y) as provided in
Section 3.5(b)(iii)(C) hereof. In no case may the Servicer recover Servicing Advances from principal and interest payments on any Mortgage Loan or from any amounts relating to any other Mortgage Loan except as provided pursuant to
Section 3.5(b)(iii)(C) hereof.

                  Section 4.10. Purchase of Mortgage Loans. The Servicer may, but is not obligated to, purchase for its own account any Mortgage Loan which becomes Delinquent, in whole or in part, as to four consecutive monthly installments or any Mortgage Loan as to which enforcement proceedings have been brought by the Servicer or by any Sub-Servicer pursuant to Section 4.13. Any such Loan so purchased shall be purchased by the Servicer not later than the related Remittance Date at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be deposited in the Principal and Interest Account.

                  Section 4.11. Maintenance of Insurance. (a) The Servicer shall cause to be maintained with respect to each Mortgage Loan a hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage, and which provides for a recovery by the Servicer on behalf of the Trust of insurance proceeds relating to such Mortgage Loan in an amount not less than the least of (i) the outstanding principal balance of the Mortgage Loan,
(ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and (iii) the full insurable value of the premises.

                  (b) If the Mortgage Loan at the time of origination relates to a Property in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Servicer will cause to be maintained with respect thereto a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable carrier in an amount representing coverage, and which provides for a recovery by the Servicer on behalf of the Trust of insurance proceeds relating to such Mortgage Loan of not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and (iii) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973. The Servicer shall indemnify the Trust and the Note Insurer out of the Servicer's own funds for any loss to the Trust and the Note Insurer resulting from the Servicer's failure to maintain the insurance required by this Section.

                  (c) In the event that the Servicer shall obtain and maintain a blanket policy insuring against fire, flood and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance and otherwise complies with the requirements of this Section 4.11, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under this Section 4.11, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Property a policy complying with the preceding paragraphs of this
Section 4.11, and there shall have been a loss which would have been covered by such policy, deposit in the Principal and Interest Account from the Servicer's own funds the difference, if any, between the amount that would have been payable under a policy complying with the preceding paragraphs of this Section
4.11 and the amount paid under such blanket policy. Upon the request of the Indenture Trustee or the Note Insurer, the Servicer shall cause to be delivered to the Indenture Trustee or the Note Insurer a certified true copy of such policy.

                  Section 4.12. Due-on-Sale Clauses; Assumption and Substitution Agreements. When a Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage

Note; provided, however, that the Servicer shall not exercise any such right if
(i) the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law or (ii) the Servicer reasonably believes that to permit an assumption of the Mortgage Loan would not materially and adversely affect the interest of the Owners or of the Note Insurer. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the related Mortgage Loan documents, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Servicer is authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note; provided, however, that to the extent any such substitution of liability agreement would be delivered by the Servicer outside of its usual procedures for mortgage loans held in its own portfolio the Servicer shall, prior to executing and delivering such agreement, obtain the prior written consent of the Note Insurer. The Mortgage Loan, as assumed, shall conform in all respects to the requirements, representations and warranties of this Agreement. The Servicer shall notify the Indenture Trustee that any such assumption or substitution agreement has been completed by forwarding to the Indenture Trustee the original copy of such assumption or substitution agreement, which copy shall be added by the Indenture Trustee to the related File and which shall, for all purposes, be considered a part of such File to the same extent as all other documents and instruments constituting a part thereof. The Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the required monthly payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity or outstanding principal amount of such Mortgage Loan shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Servicer or the Sub-Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

                  Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

                  Section 4.13. Realization Upon Defaulted Mortgage Loans. (a) The Servicer shall foreclose upon or otherwise comparably effect the ownership on behalf of the Trust of Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of Delinquent payments and which the Servicer has not purchased pursuant to Section 4.10. In connection with such foreclosure or other conversion, the Servicer shall exercise such of the rights and powers vested in it hereunder, and use the same degree of care and skill in its exercise or use as prudent mortgage lenders would exercise or use under the circumstances in the conduct of their own affairs, including, but not limited to, advancing funds for the payment of taxes, amounts due with respect to Senior Liens and insurance premiums. Any amounts so advanced shall constitute "Servicing Advances" within the meaning of
Section 4.9(c) hereof. The Servicer shall sell any REO Property within 23 months of its acquisition by the Trust, unless the Servicer obtains for the Indenture Trustee and the Note Insurer an opinion of counsel experienced in federal income tax matters and reasonably acceptable to the Note Insurer, addressed to the Indenture Trustee, the Note Insurer and the Servicer, to the effect that the holding by the Trust of such REO Property for any greater period will not result in the imposition of taxes on the Trust.

                  Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Owners, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Owners for the period prior to the sale of such REO Property. The Servicer shall take into account the existence of any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation, on a Property in determining whether to foreclose upon or otherwise comparably convert the ownership of such Property.

                  (b) The Servicer shall determine, with respect to each defaulted Mortgage Loan, when it has recovered, whether through Indenture Trustee's sale, foreclosure sale or otherwise, all amounts it expects to recover from or on account of such defaulted Mortgage Loan, whereupon such Mortgage Loan shall become a "Liquidated Loan".

                  Section 4.14. Indenture Trustee to Cooperate; Release of Files. (a) Upon the payment in full of any Mortgage Loan (including the repurchase of any Mortgage Loan or any liquidation of such Mortgage Loan through foreclosure or otherwise) or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall deliver to the Indenture Trustee a Request for Release. Upon receipt of such Request for Release, the Custodian, on behalf of the Indenture Trustee, shall promptly release the related File, in trust to (i) the Servicer,
(ii) an escrow agent or (iii) any employee, agent or attorney of the Indenture Trustee, in each case pending its release by the Servicer, such escrow agent or such employee, agent or attorney of the Indenture Trustee, as the case may be. Upon any such payment in full or the receipt of such notification that such funds have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Indenture Trustee and the mortgagee under the Mortgage which secured the Mortgage Note, an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Principal and Interest Account. In lieu of executing any such satisfaction or assignment, as the case may be, the Servicer may prepare and submit to the Indenture Trustee a satisfaction (or assignment without recourse, if requested by the Person or Persons entitled thereto) in form for execution by the Indenture Trustee with all requisite information completed by the Servicer; in such event, the Indenture Trustee shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related File, as aforesaid.

                  (b) From time to time and as appropriate in the servicing of any Mortgage Loan, including, without limitation, foreclosure or other comparable conversion of a Mortgage Loan or collection under any applicable Insurance Policy, the Custodian on behalf of the Indenture Trustee shall (except in the case of the payment or liquidation pursuant to which the related File is released to an escrow agent or an employee, agent or attorney of the Indenture Trustee), upon request of the Servicer and delivery to the Custodian of a Request for Release, release the related File to the Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings, including, without limitation, an assignment without recourse of the related Mortgage to the Servicer; provided that there shall not be released and unreturned at any one time more than 10% of the entire number of Files. The Indenture Trustee shall complete in the name of the Indenture Trustee any endorsement in blank on any Mortgage Note prior to releasing such Mortgage Note to the Servicer. Such receipt shall obligate the Servicer to return the File to the Custodian when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated in which case, upon receipt of the liquidation information, in physical or electronic form, the Request for Release shall be released by the Indenture Trustee to the Servicer.

                  (c) The Servicer shall have the right to approve applications of Mortgagors for consent to (i) partial releases of Mortgages, (ii) alterations and (iii) removal, demolition or division of properties subject to Mortgages. No application for approval shall be considered by the Servicer unless: (x) the provisions of the related Mortgage Note and Mortgage have been complied with;
(y) the Combined Loan-to-Value Ratio (which may, for this purpose, be determined at the time of any such action in a manner reasonably acceptable to the Note Insurer) after any release does not exceed the Combined Loan-to-Value Ratio as of the Cut-Off Date and the Mortgagor's debt-to-income ratio after any release does not exceed the debt-to-income ratio as of the Cut-Off Date and in no event exceeds the maximum debt-to-income levels under the related Originator's underwriting guidelines for a similar credit grade borrower and (z) the lien priority of the related Mortgage is not adversely affected. Upon receipt by the Indenture Trustee of an Officer's Certificate executed on behalf of the Servicer setting forth the action proposed to be taken in respect of a particular Mortgage Loan and certifying that the criteria set forth in the immediately preceding sentence have been satisfied, the Indenture Trustee shall execute and deliver to the Servicer the consent or partial release so requested by the Servicer. A proposed form of consent or partial release, as the case may be, shall accompany any Officer's Certificate delivered by the Servicer pursuant to this paragraph.

                  (d) No costs associated with the procedures described in this
Section 4.14 shall be an expense of the Trust.

                  Section 4.15. Servicing Compensation. As compensation for its activities hereunder, the Servicer shall be entitled to retain the amount of the Servicing Fee with respect to each Mortgage Loan. Additional servicing compensation in the form of prepayment charges, release fees, bad check charges, assumption fees, late payment charges, prepayment penalties, any other servicing-related fees, Net Liquidation Proceeds not required to be deposited in the Principal and Interest Account pursuant to Section 4.8(c)(iv) and similar items shall, to the extent collected from Mortgagors, be retained by the Servicer.

                  Section 4.16. Annual Statement as to Compliance. (a) The Servicer, at its own expense, will deliver to the Indenture Trustee, the Note Insurer, Standard & Poor's and Moody's, on or before the last day of December of each year, commencing in 199_, an Officer's Certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding calendar year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such defaults.

                  (b) The Servicer shall deliver to the Issuer, the Indenture Trustee, the Note Insurer, the Owners and the Rating Agencies, promptly after having obtained knowledge thereof but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Servicing Termination.

                  Section 4.17. Annual Independent Certified Public Accountants' Reports. On or before the last day of March of each year, commencing in 199_, the Servicer, at its own expense, shall cause to be delivered to the Indenture Trustee, the Note Insurer, Standard & Poor's and Moody's a letter or letters of a firm of independent, nationally- recognized certified public accountants reasonably acceptable to the Note Insurer stating that such firm has, with respect to the Servicer's overall servicing operations during the preceding calendar year, examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and in either case stating such firm's conclusions relating thereto.

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


                  Section 4.18. Access to Certain Documentation and Information Regarding the Mortgage Loans. The Servicer shall provide to the Indenture Trustee, the Note Insurer, the FDIC and the supervisory agents and examiners of each of the foregoing access to the documentation regarding the Mortgage Loans required by applicable state and federal regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

                  Upon any change in the format of the computer tape maintained by the Servicer in respect of the Mortgage Loans, the Servicer shall deliver a copy of such computer tape to the Indenture Trustee and in addition shall provide a copy of such computer tape to the Indenture Trustee, and the Note Insurer at such other times as the Indenture Trustee or the Note Insurer may reasonably request.

                  Section 4.19. Assignment of Agreement. The Servicer may not assign its obligations under this Agreement, in whole or in part, unless it shall have first obtained the written consent of the Indenture Trustee and the
Note Insurer, which such consent shall not be unreasonably withheld; provided, however, that any assignee must meet the eligibility requirements set forth in
Section 4.21(f) hereof for a successor servicer. Notice of any such assignment shall be given by the Servicer to the Indenture Trustee, the Issuer, the Note Insurer and the Rating Agencies.

                  Section 4.20. Events of Servicing Termination. (a) The Indenture Trustee or the Note Insurer (or the Owners with the consent of the Note Insurer) may remove the Servicer (including any successor entity serving as the Servicer) upon the occurrence of any of the following events:

                           (i) The Servicer shall fail to deliver to the Indenture Trustee any proceeds or required payment, which failure continues unremedied for five Business Days following written notice to an Authorized Officer of the Servicer from the Indenture Trustee or from any Owner;

                           (ii) The Servicer shall (I) apply for or consent to the appointment of a receiver, Indenture Trustee, liquidator or custodian or similar entity with respect to itself or its property,
         (II) admit in writing its inability to pay its debts generally as they become due, (III) make a general assignment for the benefit of creditors, (IV) be adjudicated a bankrupt or insolvent, (V) commence a voluntary case under the federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or (VI) take corporate action for the purpose of effecting any of the foregoing;

                           (iii) If without the application, approval or consent of the Servicer, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of the Servicer an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a Indenture Trustee, receiver, liquidator, custodian or similar entity with respect to the Servicer or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law, and, if such proceeding is being contested by the Servicer in good faith, the same shall (A) result in the entry of an order for relief or any such adjudication or appointment or (B) continue undismissed or pending and unstayed for any period of seventy-five (75) consecutive days;

                           (iv) The Servicer shall fail to perform any one or more of its obligations hereunder (other than the obligations set out in (i) above) and shall continue in default thereof for a period of sixty (60) days after the earlier of (x) notice by the Indenture Trustee or the Note Insurer


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

         of said failure or (y) actual knowledge of an officer of the Servicer; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Note Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Note Insurer; or

                           (v) The Servicer shall fail to cure any breach of any of its representations and warranties set forth in Section 2.2 which materially and adversely affects the interests of the Owners or Note Insurer for a period of sixty (60) days after the Servicer's discovery or receipt of notice thereof; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Note Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Note Insurer.

                  (b) The Note Insurer may remove the Servicer upon the occurrence of any of the following events:

                           (i) a Total Available Funds Shortfall; provided, however, that the Note Insurer shall have no right to remove the Servicer under this clause (i) if the Servicer can demonstrate to the reasonable satisfaction of the Note Insurer that such event was due to circumstances beyond the control of the Servicer;

                           (ii) the failure by the Servicer to make any required Servicing Advance;

                           (iii) the failure by the Servicer to perform any one or more of its obligations hereunder, which failure materially and adversely affects the interests of the Note Insurer, and the continuance of such failure for a period of 30 days or such longer period as agreed to in writing by the Note Insurer.

                           (iv) the failure by the Servicer to make any required Delinquency Advance or to pay any Compensating Interest;

                           (v) if on any Payment Date the Pool Rolling Three Month Delinquency Rate exceeds ___%;

                           (vi) if on any Payment Date occurring in _________ of any year, commencing in _________ 199_, the aggregate Pool Cumulative Realized Losses over the prior twelve month period exceed ___% of the average Pool Principal Balance as of the close of business on the last day of each of the twelve preceding Remittance Periods; or

                           (vii) (a) if on any of the first 60 Payment Dates from the Closing Date the aggregate Pool Cumulative Expected Losses for all prior Remittance Periods since the Closing Date exceed ___% of the Pool Principal Balance as of the Cut-Off Date and (b) if on any Payment Date thereafter the aggregate Pool Cumulative Expected Losses for all prior Remittance Periods from the Closing Date exceed ___% of the Pool Principal Balance as of the Cut-Off Date, provided, however, with respect to clauses (v), (vi) and (vii), if the Servicer can demonstrate to the reasonable satisfaction of the Note Insurer that any such event was due to circumstances beyond the control of the Servicer, such event shall not be considered an event of termination of the Servicer.

         Upon the Indenture Trustee's determination that a required Delinquency Advance or payment of Compensating Interest has not been made by the Servicer, the Indenture Trustee shall so notify in writing an Authorized Officer of the Servicer and the Note Insurer as soon as is reasonably practical.

                  (c) In the case of clauses (i), (ii), (iii), (iv) or (v) of Subsection (b) the Owners of Notes evidencing not less than 33 1/3% of the aggregate Note Principal Balance (with the consent of the Note Insurer) by notice then given in writing to the Servicer (and a copy to the Indenture Trustee) may terminate all of the rights and obligations of the Servicer under this Agreement; provided, however, that the responsibilities and duties of the initial Servicer with respect to the repurchase of Mortgage Loans pursuant to
Section 2.4 shall not terminate. The Indenture Trustee shall mail a copy of any notice given by it hereunder to the Rating Agencies. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes or the Mortgage Loans or otherwise, shall without further action pass to and be vested in the Indenture Trustee (for this purpose, the term includes an affiliate thereof) or such successor Servicer as may be appointed hereunder, and, without limitation, the Indenture Trustee is hereby authorized and empowered (which authority and power are coupled with an interest and are irrevocable) to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice or termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents or otherwise. The predecessor Servicer shall cooperate with the successor Servicer or the Indenture Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement including the transfer to the successor Servicer or to the Indenture Trustee for administration by it of all cash accounts that shall at the time be held by the predecessor Servicer for deposit or shall thereafter be received with respect to a Mortgage Loan. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 4.20 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses.

                  (d) If any event described in subsections (a) or (b) above occurs and is continuing, during the 30 day period following receipt of notice, the Indenture Trustee and the Note Insurer shall cooperate with each other to determine if the occurrence of such event is more likely than not the result of the acts or omissions of the Servicer or more likely than not the result of events beyond the control of the Servicer. If the Indenture Trustee and the Note Insurer conclude that the event is the result of the latter, the Servicer may not be terminated, unless and until some other event set forth in subsection (a) or (b) has occurred and is continuing. If the Indenture Trustee and the Note Insurer conclude that the event is the result of the former, the Note Insurer may terminate the Servicer in accordance with this Section, and the Indenture Trustee shall act as successor Servicer.

                  If the Indenture Trustee and the Note Insurer cannot agree, and the basis for such disagreement is not arbitrary or unreasonable, as to the cause of the event, the decision of the Note Insurer shall control; provided, however, that if the Note Insurer decides to terminate the Servicer, the Indenture Trustee shall be relieved of its obligation to assume the servicing or to appoint a successor, which shall be the exclusive obligation of the Note Insurer.

                  The Note Insurer agrees to use its best efforts to inform the Indenture Trustee of any materially adverse information regarding the Servicer's servicing activities that comes to the attention of the Note Insurer from time to time.

                  Section 4.21. Resignation of Servicer and Appointment of Successor. (a) Upon the Servicer's receipt of notice of termination pursuant to
Section 4.20 or the Servicer's resignation in accordance with the terms of this
Section 4.21, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the earlier of (x) the date 45 days from the delivery to the
Note Insurer and the Indenture

Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying opinion of counsel. All collections then being held by the predecessor Servicer prior to its removal and any collections received by the Servicer after removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly and immediately to the Indenture Trustee or the successor Servicer. In the event of the Servicer's resignation or termination hereunder, the Indenture Trustee shall appoint a successor Servicer and the successor Servicer shall accept its appointment by a written assumption in form acceptable to the Indenture Trustee and the Note Insurer, with copies to the Note Insurer and the Rating Agencies. Pending such appointment, the Indenture Trustee shall act as the Servicer hereunder.

                  (b) The Servicer shall not resign from the obligations and duties hereby imposed on it, except (i) upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer at the date of this Agreement or (ii) upon written consent of the Note Insurer and the Indenture Trustee. Any such determination permitting the resignation of the Servicer shall be evidenced by an opinion of counsel to such effect which shall be delivered to the Indenture Trustee and the Note Insurer.

                  (c) No removal or resignation of the Servicer shall become effective until the Indenture Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with this Section.

                  (d) Upon removal or resignation of the Servicer, the Servicer also shall promptly deliver or cause to be delivered to a successor Servicer or the Indenture Trustee all the books and records (including, without limitation, records kept in electronic form) that the Servicer has maintained for the Mortgage Loans, including all tax bills, assessment notices, insurance premium notices and all other documents as well as all original documents then in the Servicer's possession.

                  (e) Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly and immediately to the Indenture Trustee, or the successor Servicer.

                  (f) Upon removal or resignation of the Servicer, the Indenture Trustee (x) shall solicit bids for a successor Servicer as described below and
(y) pending the appointment of a successor Servicer as a result of soliciting such bids, shall serve as Servicer. The Indenture Trustee shall, if it is unable to obtain a qualifying bid and is prevented by law from acting as Servicer, (I) appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution which has been designated as an approved seller-servicer by Fannie Mae or FHLMC for second mortgage loans and having equity of not less than $15,000,000 or such lower level as may be acceptable to the Note Insurer as determined in accordance with generally accepted accounting principles as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder and (II) give notice thereof to the
Note Insurer and Rating Agencies. The compensation of any successor Servicer (including, without limitation, the Indenture Trustee) so appointed shall be the Servicing Fee, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 4.8 and 4.15; provided, however, that if the Indenture Trustee acts as successor Servicer, then the former Servicer agrees to pay to the Indenture Trustee at such time that the Indenture Trustee becomes such successor Servicer a set-up fee of fifteen dollars ($15.00) for each Mortgage Loan then included in the Trust Estate. The Indenture Trustee shall be obligated to serve as

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

successor Servicer whether or not the fee described in the preceding sentence is paid by the Seller, but shall in any event be entitled to receive, and to enforce payment of, such fee from the former Servicer.

                  (g) In the event the Indenture Trustee solicits bids as provided above, the Indenture Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor Servicer shall be entitled to the full amount of the aggregate Servicing Fees as servicing compensation, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 4.8 and 4.15. Within thirty days after any such public announcement, the Indenture Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest satisfactory bid as to the price they will pay to obtain such servicing. The Indenture Trustee shall deduct from any sum received by the Indenture Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder. After such deductions, the remainder of such sum shall be paid by the Indenture Trustee to the Servicer at the time of such sale.

                  (h) The Indenture Trustee and such successor shall take such action consistent with this Agreement as shall be necessary to effectuate any such succession, including the notification to all Mortgagors of the transfer of servicing if such notification is not done by the Servicer as required by subsection (j) below. The Servicer agrees to cooperate with the Indenture Trustee and any successor Servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Indenture Trustee or such successor Servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Indenture Trustee or such successor Servicer, as applicable, all amounts which then have been or should have been deposited in the Principal and Interest Account by the Servicer or which are thereafter received with respect to the Mortgage Loans. Neither the Indenture Trustee nor any other successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivery, cash, documents or records to it or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

                  (i) The Indenture Trustee or any other successor Servicer, upon assuming the duties of Servicer hereunder, shall immediately make all Delinquency Advances and pay all Compensating Interest which the Servicer has theretofore failed to remit with respect to the Mortgage Loans; provided, however, that if the Indenture Trustee is acting as successor Servicer, the Indenture Trustee shall only be required to make Delinquency Advances (including the Delinquency Advances described in this clause (i)) if, in the Indenture Trustee's reasonable good faith judgment, such Delinquency Advances will ultimately be recoverable from the Mortgage Loans.

                  (j) The Servicer which is being removed or is resigning shall give notice to the Mortgagors and to the Rating Agencies of the transfer of the servicing to the successor Servicer.

                  (k) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities of the predecessor Servicer including, but not limited to, the maintenance of the hazard insurance policy(ies), the fidelity bond and an errors and omissions policy pursuant to
Section 4.23 and shall be entitled to the Monthly Servicing Fee and all of the rights granted to the predecessor Servicer by the terms and provisions of this Agreement. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer (including, without limitation, any deductible under an insurance policy) nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement.

                  (l) The Indenture Trustee shall give notice to the Note Insurer, Moody's and Standard & Poor's and the Owners of the occurrence of any event specified in Section 4.20 of which the Indenture Trustee has actual knowledge.

                  Section 4.22. Waiver of Past Events of Servicing Termination. Subject to the rights of the Note Insurer pursuant to Section 4.20 to terminate all of the rights and obligations of the Servicer under this Agreement, the Owners of at least 51% of the Note Principal Balance may, on behalf of all Owners of Notes, waive any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from the Principal and Interest Account in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Servicing Termination arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  Section 4.23. Inspections by Note Insurer; Errors and Omissions Insurance. (a) At any reasonable time and from time to time upon reasonable notice, the Note Insurer, the Indenture Trustee, or any agents or representatives thereof may inspect the Servicer's servicing operations and discuss the servicing operations of the Servicer with any of its officers or directors. The costs and expenses incurred by the Servicer or its agents or representatives in connection with any such examinations or discussions shall be paid by the Servicer.

                  (b) The Servicer agrees to maintain errors and omissions coverage and a fidelity bond, each at least to the extent generally maintained by prudent mortgage loan servicers having servicing portfolios of a similar size.

                  Section 4.24. Merger, Conversion, Consolidation or Succession to Business of Servicer. Any corporation into which the Servicer may be merged or converted or with which it may be consolidated, or corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party or any corporation succeeding to all or substantially all of the business of the Servicer shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto provided that such corporation meets the qualifications set forth in
Section 4.21(f).

                  Section 4.25. Notices of Material Events. The Servicer shall give prompt notice to the Note Insurer, the Indenture Trustee, the Issuer, the Owner Trustee, Moody's and Standard & Poor's of the occurrence of any of the following events:

                  (a) Any default or any fact or event which results, or which with notice or the passage of time, or both, would result in the occurrence of a default by the Seller, any Originator or the Servicer under any Operative Document or would constitute a material breach of a representation, warranty or covenant under any Operative Document;

                  (b) The submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation against the Seller or the Servicer in any federal, state or local court or before any governmental body or agency or before any arbitration board or any such proceedings threatened by any governmental agency, which, if adversely determined, would have a material adverse effect upon any the Seller's or the Servicer's ability to perform its obligations under any Operative Document;

                  (c) The commencement of any proceedings by or against the Seller or the Servicer under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, Indenture Trustee or other similar official shall have been, or may be, appointed or requested for the Seller or the Servicer; and

                  (d) The receipt of notice from any agency or governmental body having authority over the conduct of any of the Seller's or the Servicer's business that the Seller or the Servicer is to cease and desist, or to undertake any practice, program, procedure or policy employed by the Seller or the Servicer in the conduct of the business of any of them, and such cessation or undertaking will materially and adversely affect the conduct of the Seller's or the Servicer's business or its ability to perform under the Operative Documents or materially and adversely affect the financial affairs of the Seller or the Servicer.

                  Section 4.26. Monthly Servicing Report and Servicing Certificate. (a) The Servicer shall, not later than the related Determination Date, deliver to the Indenture Trustee and the Note Insurer a Monthly Servicing Report relating to the Mortgage Loans stating the following:

                             (i) As to the related Due Period, the Interest Remittance Amount (in both cases specifying the (a) scheduled interest collected; (b) Delinquency Advances relating to interest; and (c) Compensating Interest paid) and the Principal Remittance Amount (in both cases specifying the (1) scheduled principal collected; (2) Delinquency Advance relating to Mortgage principal; (3) Prepayments;
         (4) Loan Balance of Loans repurchased; (5) Substitution Amounts; and
         (6) Net Liquidation Proceeds (related to principal));

                           (ii) With respect to the related Remittance Period, the Servicing Fee payable to the Servicer;

                           (iii) With respect to the related Remittance Period, the net scheduled principal and interest payments remitted by the Servicer to the Principal and Interest Account;

                            (iv) The scheduled principal and interest payments on the Mortgage Loans that were not made by the related Mortgagors as of the last day of the related Remittance Period;

                             (v) The number and aggregate Loan Balances
         (computed in accordance with the terms of the Mortgage Loans) and the percentage of the total number of Mortgage Loans and of the Loan Balance which they represent of Mortgage Loans Delinquent, if any, (i) 30-59 days, (ii) 60-89 days and (iii) 90 days or more, respectively, as of the last day of the related Remittance Period;

                            (vi) The number and aggregate Loan Balances of Mortgage Loans, if any, in foreclosure and the book value (within the meaning of 12 Code of Federal Regulations Section 571.13 or any comparable provision) of any real estate acquired through foreclosure or deed in lieu of foreclosure, including REO Properties as of the last day of the related Remittance Period;

                           (vii) The Loan Balances (immediately prior to being classified as Liquidated Mortgage Loans) of Liquidated Mortgage Loans as of the last day of the related Remittance Period;

                           (viii) Liquidation Proceeds received during the related Remittance Period;

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

                            (ix) The amount of any Liquidation Expenses being deducted from Liquidation Proceeds or otherwise being charged to the Principal and Interest Account with respect to such Determination Date;

                             (x) Liquidation Expenses incurred during the related Remittance Period which are not being deducted from Liquidation Proceeds or otherwise being charged to the Principal and Interest Account with respect to such Determination Date;

                             (xi) Net Liquidation Proceeds as of the last day of the related Remittance Period;

                             (xii) Insurance payments received from Insurance Policies during the related Remittance Period;

                             (xiii) The number of Mortgage Loans and the aggregate scheduled Loan Balances as of the last day of the Due Period relating to the Payment Date;

                             (xiv) The Total Available Funds for each Remittance Date;

                             (xv) The number and aggregate Loan Balances and Loan Purchase Prices of Mortgage Loans required to be repurchased by the Seller or purchased by the Servicer as of the Replacement Cut-Off Date occurring during the Remittance Period preceding such Date;

                             (xvi) The number and aggregate Loan Balances of Mortgage Loans (at the time they became Defaulted Mortgage Loans) which are being carried as REO Properties;

                             (xvii) The amount of any Delinquency Advances made by the Servicer during the related Remittance Period and any unreimbursed Delinquency Advances as of such Payment Date;

                             (xviii) The weighted average Coupon Rates of the Mortgage Loans;

                             (xix) The Monthly Exception Report;

                             (xx) The amount of any Substitution Amounts delivered by the Seller;

                             (xxi) The number and aggregate Loan Balances of Mortgage Loans, if any, in bankruptcy proceedings as of the last day of related Remittance Period;

                             (xxii) The amount of unreimbursed Delinquency Advances made by the Servicer;

                             (xxiii) The amounts, if any, of the Realized Losses for the related Remittance Period and the cumulative amount of Realized Losses since the Closing Date.

                             (xxiv) The amount of unreimbursed Servicing
         Advances made by the Servicer;

                             (xxv) Unpaid Servicing Fees;

                             (xxvi) The amount of Compensating Interest to be paid by the Servicer during the related Remittance Period;

                             (xxvii) The weighted average net Coupon Rate of the Mortgage Loans;

                        (xxviii) For the related Remittance Period and cumulatively since the Closing Date, the number and aggregate Loan Balance of Mortgage Loans bought back by the Servicer or the Seller pursuant to Section 2.4, 2.6 and 4.10 hereof (identified separately for each such section).

                        (xxix) Any other information reasonably requested by the
         Note Insurer or the Indenture Trustee; and

                        (xxx) The aggregate actual Loan Balance as of the last day of the Due Period relating to the Payment Date.

                  (b) On each Payment Date, the Indenture Trustee shall provide to the Note Insurer, each of the Underwriters, the Seller, Standard & Poor's and Moody's a written report in substantially the form set forth as Exhibit E hereto (the "Servicing Certificate"), as such form may be revised by the Indenture Trustee, the Servicer, Moody's and Standard & Poor's from time to time, but in every case setting forth the information required under Section 3.8 hereof, based solely on information contained in the Monthly Servicing Report.

                  Section 4.27. Indemnification by the Seller. The Seller agrees to indemnify and hold the Indenture Trustee, the Note Insurer and each Owner harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee, the Note Insurer and any Owner may sustain in any way related to the failure of the Seller to perform its duties under this Agreement. A party against whom a claim is brought shall immediately notify the other parties and the Rating Agencies if a claim is made by a third party with respect to this Agreement, and the Seller shall assume (with the consent of the Note Insurer and the Indenture Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Note Insurer, the Servicer, the Seller, the Indenture Trustee and/or Owner in respect of such claim.

                  Section 4.28. Indemnification by the Servicer. The Servicer agrees to indemnify and hold the Indenture Trustee, the Note Insurer and each Owner harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee, the Note Insurer and any Owner may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. A party against whom a claim is brought shall immediately notify the other parties and the Rating Agencies if a claim is made by a third party with respect to this Agreement, and the Servicer shall assume (with the consent of the Indenture Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Note Insurer, the Servicer, the Indenture Trustee and/or Owner in respect of such claim.

                                    ARTICLE V

                                   TERMINATION

                  Section 5.1. Termination. This Agreement will terminate upon notice to the Indenture Trustee of either: (a) the later of (i) the satisfaction and discharge of the Indenture pursuant to Section 4.1 of the Indenture or (ii) the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Indenture Trustee, the Owner Trustee, the Issuer, the Custodian and the Note Insurer; or (b) the mutual consent of the Servicer, the Seller, the
Note Insurer and all Owners in writing.

                  Section 5.2. Termination Upon Option of Servicer. (a) On any Remittance Date on or after the Redemption Date, the Servicer acting directly or through one or more affiliates may effect early redemption or termination of the Notes by providing notice thereof to the Indenture Trustee, Owner Trustee and
Note Insurer. Such holders may purchase the Trust Estate at a price equal to the sum of (v) the greater of (i) 100% of the aggregate Loan Balances of the related Mortgage Loans as of the Due Date which immediately follows the last day of the related Remittance Period immediately preceding the day of purchase minus the amount actually remitted by the Servicer representing collections of principal on the Mortgage Loans during the related Remittance Period and Due Period and
(ii) the greater of (A) the fair market value of such Mortgage Loans (disregarding accrued interest) and (B) the aggregate outstanding Note Principal Balance, (w) one month's interest on the purchase price computed at the Note Rate, (x) any Available Funds Cap Carry-Forward Amount at such time, (y) the related Reimbursement Amount, if any, as of such Remittance Date and (z) the aggregate amount of any Delinquency Advances and Servicing Advances remaining unreimbursed, together with any accrued and unpaid Servicing Fees, as of such Remittance Date (such amount, the "Termination Price"). In connection with such purchase, the Servicer shall remit to the Indenture Trustee all amounts then on deposit in the Principal and Interest Account for deposit to the Note Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

                  (b) Promptly following any such purchase, the Indenture Trustee will release the Files to the Servicer, or otherwise upon their order, in a manner similar to that described in Section 4.14 hereof.

                  (c) If the Servicer does not exercise its option pursuant to this Section 5.2 with respect to the Trust Estate, then the Note Insurer may do so on the same terms.

                  Section 5.3. Disposition of Proceeds. The Indenture Trustee shall, upon receipt thereof, deposit the proceeds of any liquidation of the Trust Estate pursuant to this Article V to the Note Account; provided, however, that any amounts representing Servicing Fees, unreimbursed Delinquency Advances or unreimbursed Servicing Advances theretofore funded by the Servicer from the Servicer's own funds shall be paid by the Indenture Trustee to the Servicer from the proceeds of the Trust Estate.

                  Section 5.4. Netting of Amounts. If any Person paying the Termination Price would receive a portion of the amount so paid, such Person may net any such amount against the Termination Price otherwise payable.

                                   ARTICLE VI

                                  MISCELLANEOUS

                  Section 6.1 Acts of Owners. Except as otherwise specifically provided herein, whenever Owner action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Owners if the Owners of the majority of the Percentage Interest of the Notes agree to take such action or give such consent or approval.

                  Section 6.2 Recordation of Agreement. To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Owners' expense on direction of the Owners of the majority of the Percentage Interest of the Notes or the Note Insurer, but only when accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interests of the Owners or is necessary for the administration or servicing of the Mortgage Loans.

                  Section 6.3 Duration of Agreement. This Agreement shall continue in existence and effect until terminated as herein provided.

                  Section 6.4 Successors and Assigns. All covenants and agreements in this Agreement by any party hereto shall bind its successors and assigns, whether so expressed or not.

                  Section 6.5 Severability. In case any provision in this Agreement or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 6.6. Benefits of Agreement. Nothing in this Agreement or in the Notes, expressed or implied, shall give to any Person, other than the Owners, the Note Insurer and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

                  Section 6.7. Legal Holidays. In any case where the date of any Remittance Date, any Payment Date, any other date on which any distribution to any Owner is proposed to be paid or any date on which a notice is required to be sent to any Person pursuant to the terms of this Agreement shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Agreement) payment or mailing need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Remittance Date, such Payment Date or such other date for the payment of any distribution to any Owner or the mailing of such notice, as the case may be, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

                  Section 6.8. Governing Law. In view of the fact that Owners are expected to reside in many states and outside the United States and the desire to establish with certainty that this Agreement will be governed by and construed and interpreted in accordance with the law of a state having a well-developed body of commercial and financial law relevant to transactions of the type contemplated herein, this Agreement and each Note shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein.

                  Section 6.9. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 6.10. Amendment. (a) The Indenture Trustee, the Seller, the Issuer and the Servicer, may at any time and from time to time, with the prior approval of the Note Insurer but without the giving of notice to or the receipt of the consent of the Owners, amend this Agreement for the purposes of (i) curing any ambiguity; (ii) correcting or supplementing any provisions of this Agreement which are inconsistent with any other provisions of this Agreement or adding provisions to this Agreement which are not inconsistent with the provisions of this Agreement; (iii) adding any other provisions with respect to matters or questions arising under this Agreement; or (iv) for any other purpose, provided that in the case of clause (iv), (A) prior to the effectiveness of such amendment, the Seller delivers an opinion of counsel acceptable to the Indenture Trustee and the Note Insurer that such amendment will not adversely affect in any material respect the interest of the Owners and the Note Insurer and (B) delivers a letter from each Rating Agency stating that such amendment will not result in a withdrawal or reduction of the rating of the

Notes without regard to the Note Insurance Policy. Notwithstanding anything to the contrary, no such amendment shall (a) change in any manner the amount of, or delay the timing of, payments which are required to be distributed to any Owner without the consent of the Owner of such Note, (b) change the percentages of Percentage Interest which are required to consent to any such amendments, without the consent of the Owners of all Notes affected then outstanding or (c) which affects in any manner the terms or provisions of the Note Insurance Policy.

                  (b) This Agreement may be amended from time to time by the Servicer, the Seller, the Issuer and the Indenture Trustee with the consent of the Note Insurer (which consent shall not be withheld if, in an opinion of counsel addressed to the Indenture Trustee and the Note Insurer, failure to amend would adversely affect the interests of the Owners) and the Owners of 66 2/3% of the Notes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Owners; provided, however, that no such amendment shall be made that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Notes without the consent of the Owner of such Notes or reduce the percentage for each Class the Owners of which are required to consent to any such amendment without the consent of the Owners of 100% of the Notes.

                  (c) The Note Insurer, the Owners, Moody's and Standard & Poor's shall be provided with copies of any amendments to this Agreement, together with copies of any opinions or other documents or instruments executed in connection therewith.

                  Section 6.11. Specification of Certain Tax Matters. Each Owner shall provide the Indenture Trustee with a completed and executed From W-9 prior to purchasing a Note. The Indenture Trustee shall comply with all requirements of the Code, and applicable state and local law, with respect to the withholding from any distributions made to any Owner of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                  Section 6.12. The Note Insurer. Any right conferred to the
Note Insurer shall be suspended during any period in which there exists a Note Insurer Default. During any period of suspension the Note Insurer's rights hereunder shall vest in the Owners of the Notes and shall be exercisable by the Owners of at least a majority in Percentage Interest of the Notes then Outstanding. At such time as the Notes are no longer outstanding hereunder and the Note Insurer has been reimbursed for all Insured Payments to which it is entitled hereunder, the Note Insurer's rights hereunder shall terminate.

                  Section 6.13. Third Party Rights. The Indenture Trustee, the Seller, the Issuer, the Depositor, the Servicer, and the Owners agree that the
Note Insurer shall be deemed a third-party beneficiary of this Agreement as if it were a party hereto.

                  Section 6.14. Usury. The amount of interest payable or paid on any Note under the terms of this Agreement shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of New York or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable New York laws, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Note exceeds the Highest Lawful Rate, the Trust stipulates that such excess amount will be deemed to have been paid to the Owner of such Note as a result of an error on the part of the Indenture Trustee acting on behalf of the Trust and the Owner receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Indenture Trustee on behalf of the Trust, refund the amount of such excess or, at the option of such Owner, apply the excess to the payment of principal of such Note, if any, remaining unpaid. In addition, all sums paid or agreed to be paid to the Indenture Trustee for the benefit of Owners of Notes for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Notes.

                  Section 6.15. No Petition. The Indenture Trustee, by entering into this Agreement, and each Owner, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Seller, the Servicer or the Issuer, or join in any institution against the Seller, the Servicer or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Agreement or any of the Operative Documents.

                  Section 6.16. Notices. All notices hereunder shall be given as follows, until any superseding instructions are given to all other Persons listed below:

         The Indenture Trustee:
                                    ---------------------------------------

                                    ---------------------------------------

                                    ---------------------------------------
                                    Attention:
                                              -----------------------------
                                    Tel:
                                        -----------------------------------
                                    Fax:
                                        -----------------------------------

         The Seller:                First Alliance Mortgage Company
                                    17305 Von Karman Avenue
                                    Irvine, California  92614-6203
                                    Attention:  Director, Secondary Marketing
                                    Tel:  (714) 224-8357
                                    Fax:  (714) 224-8366

         The Servicer:              First Alliance Mortgage Company
                                    17305 Von Karman Avenue
                                    Irvine, California  92614-6203
                                    Attention: Manager, Investor Reporting
                                    Tel:  (714) 224-8357
                                    Fax:  (714) 224-8366

         The Note Insurer:
                                    ---------------------------------------

                                    ---------------------------------------

                                    ---------------------------------------
                                    Attention:
                                              -----------------------------
                                    Tel:
                                        -----------------------------------
                                    Fax:
                                        -----------------------------------

         Moody's:                   Moody's Investors Service
                                    99 Church Street
                                    New York, New York  10007
                                    Attention: The Home Equity Monitoring
                                      Department

         Standard & Poor's:         Standard & Poor's, A Division of
                                      The McGraw-Hill Companies
                                    25 Broadway
                                    New York, New York  10004
                                    Attention: Residential Mortgage
                                       Surveillance Dept.

         Underwriters:

                                    ------------------------------------

                                    ------------------------------------

                                    ------------------------------------
                                    Attention:
                                              --------------------------
                                    Tel:
                                         -------------------------------
                                    Fax:
                                        --------------------------------

                  IN WITNESS WHEREOF, the Seller, the Servicer and the Indenture Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                               FIRST ALLIANCE MORTGAGE LOAN OWNER TRUST 199_-_



                               By:
                                  ------------------------------------------
                                  as Owner Trustee


                               By:
                                   ------------------------------------------
                               Name
                                     ----------------------------------------
                               Title:
                                      ---------------------------------------



                               FIRST ALLIANCE MORTGAGE COMPANY,
                                as Seller



                               By:
                                   ------------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                      ---------------------------------------


                               FIRST ALLIANCE MORTGAGE COMPANY,
                                as Servicer



                               By:
                                   ------------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                      ---------------------------------------


                               ----------------------------------------------
                               as Indenture Trustee



                               By:
                                   ------------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                      ---------------------------------------

STATE OF _________________                  )
                                            :  ss.:
COUNTY OF _______________                   )


              On the day of ________, 199_, before me personally came ______________, to me known, who, being by me duly sworn did depose and say that he/she resides at __________________ ___________________; that he/she is a
______________________________ of ________________________, [a Delaware banking corporation] described in and that executed the above instrument as Owner Trustee; and that he/she signed his/her name thereto by order of the Board of Directors of said Delaware banking corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                               [NOTARIAL SEAL]


 ------------------------------------------
         Notary Public

STATE OF _________________                  )
                                            :  ss.:
COUNTY OF _______________                   )




         On the ____ day of _________, 199_, before me, personally came ____________, to me known, who being by me duly sworn did depose and say that his office is located at _____________________________; that he is a
_____________ of ________________________, the ________________ corporation described herein and that he executed the above instrument as Indenture Trustee; and that he signed his name thereto under the authority granted by the Board of Directors of said ________________ corporation.


         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                               [NOTARIAL SEAL]

 ------------------------------------------
         Notary Public

STATE OF CALIFORNIA                    )
                                       )  ss.:
COUNTY OF ORANGE                       )


         On the ____ day of _________, 199_, before me, a Notary Public, personally appeared __________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


         WITNESS my hand and official seal.


                                                               [NOTARIAL SEAL]


 ------------------------------------------
         Notary Public

                                    EXHIBIT B



                          CERTIFICATE RE: PREPAID LOANS


                  I, ______________, ______________ of First Alliance Mortgage
Company, a California corporation, (the "Seller"), hereby certify that between the "Cut-Off Date" (as defined in the Sale and Servicing Agreement dated as of ________________ __, 199_ among the Seller the Seller in its capacity as servicer (the "Servicer") and ________________________, a ________________
corporation, in its capacity as indenture trustee (the "Indenture Trustee")) and the "Closing Date" the following schedule of "Mortgage Loans" have been prepaid in full.


Dated:
       -----------------

                                           By:
                                               ---------------------------
                                           Name:
                                                --------------------------
                                           Title:
                                                 -------------------------

                                    EXHIBIT C



                              INITIAL CERTIFICATION


                  WHEREAS, the undersigned is an Authorized Officer of the ________________, a ________________ corporation, acting in its capacity as custodian (the "Custodian") on behalf of ________________________, a ________________ corporation, the indenture trustee (the "Indenture Trustee") of a certain pool of mortgage loans (the "Pool") heretofore conveyed in trust to the Custodian, on behalf of Indenture Trustee, pursuant to that certain Sale and Servicing Agreement dated as of _________ _, 199_ (the "Sale and Servicing Agreement") by and among First Alliance Mortgage Company, a California corporation (the "Seller"), the Seller, in its capacity as servicer (the "Servicer") and the Indenture Trustee;

                  WHEREAS, the Custodian, on behalf of the Indenture Trustee, is required, pursuant to Section 2.6 of the Sale and Servicing Agreement, to review the Files relating to the Pool on or before the Closing Date; and

                  WHEREAS, Section 2.6 of the Sale and Servicing Agreement requires the Custodian, on behalf of the Indenture Trustee, to deliver this Initial Certification upon the satisfaction of certain conditions set forth therein.

                  NOW, THEREFORE, the Custodian, on behalf of the Indenture Trustee, hereby certifies with respect to each Mortgage Loan listed in the Schedule of Mortgage Loans (other than any Mortgage Loan paid in full), which is attached hereto, that all documents required to be delivered to it pursuant to the Sale and Servicing Agreement are in its possession, such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and based on its examination and only as to the foregoing documents, the information set forth on the Schedule of Mortgage Loans as to loan number and address accurately reflects information set forth in the File, except as attached thereto.


                                                -------------------------------,
                                                as Custodian



                                                By:
                                                   ----------------------------



Dated:
      -----------------------

[Attached Exception List]

                                    EXHIBIT D



                               FINAL CERTIFICATION


                  WHEREAS, the undersigned is an Authorized Officer of the ________________________ a _______________banking corporation, acting in its capacity as custodian (the "Custodian") on behalf of ________________________, a _______________ _______________ corporation, the indenture trustee (the "Indenture Trustee") of a certain pool of mortgage loans (the "Pool") heretofore conveyed in trust to the Custodian, on behalf of the Indenture Trustee, pursuant to that certain Sale and Servicing Agreement dated as of ________________ __, 199_ (the "Sale and Servicing Agreement") by and among First Alliance Mortgage Company, a California corporation (the "Seller"), the Seller, in its capacity as servicer (the "Servicer") and the Indenture Trustee;

                  WHEREAS, the Custodian, on behalf of the Indenture Trustee, is required, pursuant to Section 2.6 of the Sale and Servicing Agreement, to review the Files relating to the Pool within a specified period following the Closing Date and to notify the Seller promptly of any defects with respect to the Pool, and the Seller is required to remedy such defects or take certain other action, all as set forth in Section 2.6 of the Sale and Servicing Agreement; and

                  WHEREAS, Section 2.6 of the Sale and Servicing Agreement requires the Custodian, on behalf of the Indenture Trustee, to deliver this Final Certification upon the satisfaction of certain conditions set forth therein.

                  NOW, THEREFORE, the Custodian, on behalf of the Indenture Trustee, hereby certifies that it has determined that all required documents (or certified copies of documents listed in Section 2.5 of the Sale and Servicing Agreement) have been executed or received, and that such documents relate to the Mortgage Loans identified in the Schedule of Mortgage Loans pursuant to Section 2.5(a) of the Sale and Servicing Agreement or, in the event that such documents have not been executed and received or do not so relate to such Mortgage Loans, any remedial action by the Seller pursuant to Section 2.6 of the Sale and Servicing Agreement has been completed. The Custodian makes no certification hereby, however, with respect to any intervening assignments or assumption and modification agreements.



                                                By:
                                                   ----------------------------
                                                Title:
                                                      -------------------------

Dated:

                                    EXHIBIT E



                                     FORM OF
                                 MONTHLY REPORT


                         FIRST ALLIANCE MORTGAGE COMPANY
                         MORTGAGE LOAN ASSET BACKED NOTE
                                  SERIES 199_-_

                                    EXHIBIT F


                           FORM OF REQUEST FOR RELEASE


To:
   ---------------------

   ---------------------

   ---------------------

         Attn:  First Alliance Mortgage Loan Trust, Series 199_-_

                                       Date: _______________


                  In connection with the administration of the mortgage loans held by you as Custodian under a certain Sale and Servicing Agreement dated as of ________________ __, 199_ and by and among First Alliance Mortgage Company, the Seller in its capacity as servicer (the "Servicer"), and _______________, in its capacity as Indenture Trustee (the "Agreement"), the Servicer hereby requests a release of the File held by you as Custodian, on behalf of the Indenture Trustee, with respect to the following described Mortgage Loan for the reason indicated below:

Mortgagor's Name:

Loan No.:
         --------------------------
Reason for requesting file:

_______ 1.     Mortgage Loan paid in full.

                       (The Servicer hereby certifies that all amounts received in connection with the loan have been or will be credited to the Note Account (whichever is applicable) pursuant to the Agreement.)

_______ 2.     Mortgage Loan repurchased pursuant to Section 2.3, 2.4, 2.6(b)
               or 2.10(b) of the Agreement.

                       (The Servicer hereby certifies that the Loan Purchase Price has been or will be paid to the Note Account pursuant to the Agreement.)

_______ 3.     Mortgage Loan substituted.

                       (The Servicer hereby certifies that a Qualified Replacement Mortgage has been or will be assigned and delivered to you along with the related File pursuant to the Agreement.)

_______ 4.     The Mortgage Loan is being foreclosed.


_______ 5.     Other.  (Describe).

          The undersigned acknowledges that the above File will be held by the undersigned in accordance with the provisions of the Agreement and will be returned to you, except if the Mortgage Loan has been paid in full, or repurchased or substituted for by a Qualified Replacement Mortgage (in which case the File will be retained by us permanently) and except if the Mortgage Loan is being foreclosed (in which case the File will be returned when no longer required by us for such purpose).

          Capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

                                               FIRST ALLIANCE MORTGAGE COMPANY



                                               By:
                                                  -----------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

                                       F-2